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                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY


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                          SECURITY AND PLEDGE AGREEMENT

                                   DATED AS OF

                                 OCTOBER 9, 2002

                                      AMONG

                           FLAG TELECOM GROUP LIMITED,

                           THE OTHERS GRANTORS HERETO

                                       AND

                              THE BANK OF NEW YORK

                                   AS TRUSTEE

                                       AND

                              THE BANK OF NEW YORK

                              AS COLLATERAL TRUSTEE

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                                TABLE OF CONTENTS

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ARTICLE I     DEFINITIONS.......................................................................1

     Section 1.1    Definitions.................................................................1

ARTICLE II    GRANT OF SECURITY INTERESTS.......................................................6

     Section 2.1    Grant of Security Interests.................................................6

ARTICLE III   REPRESENTATIONS AND WARRANTIES....................................................6

     Section 3.1    No Other Lien...............................................................6
     Section 3.2    Perfected Liens; Priority...................................................7
     Section 3.3    Security Collateral.........................................................7
     Section 3.4    Jurisdiction of Incorporation; Chief Executive Office; Records..............8
     Section 3.5    Location of Inventory and Equipment.........................................8
     Section 3.6    Receivables.................................................................8
     Section 3.7    Farm Products...............................................................8
     Section 3.8    Intellectual Property Collateral............................................8
     Section 3.9    Deposit Accounts............................................................9
     Section 3.10   Foreclosure Value...........................................................9

ARTICLE IV    COVENANTS.........................................................................9

     Section 4.1    Further Assurances..........................................................9
     Section 4.2    Delivery of Security Collateral............................................10
     Section 4.3    Change of Jurisdiction of Incorporation or Organization....................11
     Section 4.4    Change of Location of Inventory and Equipment..............................11
     Section 4.5    Additional Deposit Accounts................................................11
     Section 4.6    Change of Name; Identity or Corporate Structure............................12
     Section 4.7    Delivery of Instruments and Chattel Paper..................................12
     Section 4.8    Maintain and Mark Records and Receivables..................................12
     Section 4.9    [Reserved].................................................................12
     Section 4.10   Right of Inspection........................................................12
     Section 4.11   Receivables................................................................13
     Section 4.12   Contracts..................................................................13
     Section 4.13   Warehouse Receipts Non-negotiable..........................................13
     Section 4.14   No Impairment..............................................................13
     Section 4.15   Limitations On Dispositions of Collateral..................................13
     Section 4.16   Notice.....................................................................13
     Section 4.17   Performance by Collateral Trustee of Grantor's Obligations; Reimbursement..14
     Section 4.18   Additional Insured.........................................................14
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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ARTICLE V     SPECIAL PROVISIONS REGARDING RECEIVABLES AND CONTRACTS...........................14

     Section 5.1    Grantor Remains Liable Under Receivables and Contracts.....................14
     Section 5.2    Notice to Account Debtors and Contracting Parties..........................15
     Section 5.3    Collections on Receivables and Contracts...................................15

ARTICLE VI    SPECIAL PROVISIONS REGARDING SECURITY COLLATERAL.................................15

     Section 6.1    Voting Rights; Dividends; Etc..............................................15
     Section 6.2    Additional Shares..........................................................17

ARTICLE VII   COLLATERAL ACCOUNT...............................................................17

     Section 7.1    Collateral Account.........................................................17
     Section 7.2    Deposit of Proceeds........................................................17
     Section 7.3    Investment and Currency Exchange...........................................17

ARTICLE VIII  POWER OF ATTORNEY................................................................18

     Section 8.1    Collateral Trustee's Appointment as Attorney-in-fact.......................18

ARTICLE IX    REMEDIES; RIGHTS UPON DEFAULT....................................................20

     Section 9.1    Rights and Remedies Generally..............................................20
     Section 9.2    Collection of Receivables and Other Proceeds...............................20
     Section 9.3    Direct Grantor to Dispose of Collateral....................................20
     Section 9.4    Collateral Account.........................................................20
     Section 9.5    Possession of Collateral...................................................21
     Section 9.6    Disposition of the Collateral..............................................21
     Section 9.7    Recourse...................................................................22
     Section 9.8    Expenses; Attorneys' Fees..................................................22
     Section 9.9    Limitation On Duties Regarding Preservation of Collateral..................22
     Section 9.10   Waiver of Claims...........................................................23
     Section 9.11   Discontinuance of Proceedings..............................................24
     Section 9.12   Restoration of Positions...................................................24
     Section 9.13   Instruction From Trustee...................................................24

ARTICLE X     INDEMNITY........................................................................25

     Section 10.1   Indemnity and Expenses.....................................................25
     Section 10.2   Indemnity Obligations Secured by Collateral; Survival......................26
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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ARTICLE XI    MISCELLANEOUS....................................................................26

     Section 11.1   Governing Law..............................................................26
     Section 11.2   Submission to Jurisdiction.................................................26
     Section 11.3   Waiver of Trial by Jury....................................................26
     Section 11.4   Limitation of Liability....................................................27
     Section 11.5   Notices....................................................................27
     Section 11.6   Successors and Assigns.....................................................27
     Section 11.7   Waivers and Amendments.....................................................27
     Section 11.8   No Waiver; Remedies Cumulative.............................................28
     Section 11.9   Termination; Release.......................................................28
     Section 11.10. Additional Grantors........................................................28
     Section 11.11  Counterparts...............................................................28
     Section 11.12  Effectiveness..............................................................29
     Section 11.13  Headings Descriptive.......................................................29
     Section 11.14  Severability...............................................................39
     Section 11.15  Survival...................................................................39
     Section 11.16  Powers Coupled With an Interest............................................39
     Section 11.17  Acknowledgement............................................................39
     Section 11.18  Consent to Service of Process..............................................39
     Section 11.19  Incorporation by Reference.................................................30
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ANNEXES

Annex I         Initial Perfection Collateral
Annex II        Account Control Agreement

SCHEDULES

Schedule 3.2    Filing Offices For UCC Financing Statements
Schedule 3.3    Security Collateral
Schedule 3.4 Jurisdictions Of Incorporation and Locations Of Chief Executive Offices
Schedule 3.5    Locations Of Equipment and Inventory
Schedule 3.8a   Intellectual Property
Schedule 3.9    Deposit Accounts
Schedule 3.10   Foreclosure Value Of Assets

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                          SECURITY AND PLEDGE AGREEMENT

     This SECURITY AND PLEDGE AGREEMENT, dated as of October 9, 2002, is made among each of the undersigned (each, a "GRANTOR") and The Bank of New York, as collateral trustee (the "COLLATERAL TRUSTEE") and as trustee (the "TRUSTEE") for the holders of Securities issued under the Indenture referred to below.

                                    RECITALS:

     WHEREAS, FLAG Telecom Group Limited (the "COMPANY"), Guarantors and the Trustee have entered into an Indenture (as the same may be amended, supplemented or otherwise modified from time to time, the "INDENTURE"), dated as of October 9, 2002 pursuant to which, among other things, the Company has provided for the authentication and delivery of $45,000,000 aggregate principal amount of the Company's Series A Notes Due 2005, $4,000,000 aggregate principal amount of the Company's Series B Notes Due 2004 and $1,250,000 aggregate principal amount of the Company's Series C Notes Due 2004 (together with any additional securities issuable thereunder, the "SECURITIES"), and the Collateral Trustee has agreed to act as collateral trustee for the benefit of the holders of the Securities (the "HOLDERS");

     NOW, THEREFORE, to secure the prompt payment in full of the Secured Obligations (as hereinafter defined) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors have agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations. Accordingly the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used herein but not otherwise defined herein or therein shall have the meanings ascribed thereto in the Indenture. The following terms shall have the following meanings:

     "ACCOUNT DEBTOR" shall mean the person who is obligated on a Receivable.

     "ACCOUNTS" shall mean "accounts" as such term is defined in Section 9-102(a)(2) of the UCC.

     "AGREEMENT" shall mean this Security and Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

     "BANKS" shall mean the banks with which the Deposit Accounts are maintained.

     "CHARGE AGREEMENTS" shall mean the debenture from each of the Guarantors organized under the laws of the United Kingdom and the mortgage and charge agreement from each of the Guarantors organized under the laws of Ireland, each in favor of the Collateral Trustee named therein.

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     "CHATTEL PAPER" shall mean "chattel paper" as such term is defined in
Section 9-102(a)(11) of the UCC.

     "COLLATERAL" shall have the meaning set forth in Section 2.1.

     "COLLATERAL ACCOUNT" shall mean the account(s) (which may be a securities account and which account shall be an interest bearing account) maintained pursuant to this Agreement by the Collateral Trustee, and all funds, investment property and instruments or other items from time to time credited to such account(s) and all interest thereon.

     "COLLATERAL DOCUMENTS" shall have the meaning set forth in the Indenture.

     "COLLATERAL RECORDS" shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items that relate to any Collateral other than such items obtained under license or franchise agreements which prohibit assignment or disclosure of such items.

     "CONTRACTS" shall mean all contracts to which each Grantor now is, or hereafter will be, bound, or a party, beneficiary or assignee and all other instruments, agreements and documents executed and delivered with respect to such contracts, and all revenues, rentals, Proceeds and other sums of money due and to become due from any of the foregoing, as the same may be modified, supplemented or amended from time to time in accordance with their terms.

     "CONTROL" shall have the meaning ascribed to it in Section 3.1 hereof.

     "CONTROL AGREEMENT" shall mean an agreement among the Collateral Trustee, the respective Grantors and each Bank substantially in the form of Annex II hereto.

     "CORPORATE CHANGES" shall have the meaning ascribed to it in Section 4.16 hereof.

     "COPYRIGHTS" shall have the meaning ascribed to it in Section 3.8(a)(3).

     "DEBTOR TERMINATION STATEMENT" shall have the meaning ascribed to it in
Section 4.14 hereof.

     "DEPOSIT ACCOUNTS" shall mean the Collateral Account and any deposit account, including without limitation, "deposit accounts" as such term is defined in Section 9-102(a)(29) of the UCC and any other deposit or securities account, together with any funds, instruments or other items credited to any such account from time to time, and all interest thereon.

     "DOCUMENTS" shall mean "documents" as such term is defined in Section 9-102(a)(30) of the UCC.

     "EXCLUDED ASSETS" shall have the meaning ascribed to it in Section 2.1 hereof.

     "EQUIPMENT" shall mean "equipment" as such term is defined in Section 9-102(a)(33) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, tools, furnishings, fixtures,

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vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "EVENT OF DEFAULT" shall have the meaning assigned thereto in the Indenture.

     "FIXTURES" shall mean "fixtures" as such term is defined in Section 9-102(a)(41) of the UCC.

     "GENERAL INTANGIBLES" shall mean "general intangibles" as such term is defined in Section 9-102(a)(42) of the UCC, including, without limitation, rights to the payment of money (other than Receivables), Trademarks, Copyrights, Patents and Contracts, licenses and franchises, partnership interests, joint venture interests, federal income tax refunds, computer software, databases, inventions, designs, trade secrets, goodwill, tradenames, fictitious business names, business names, company names, business identifiers, trade styles and service marks (whether or not registered), proprietary rights, customer lists, supplier and customer contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

     "INSTRUMENT" shall mean "instrument" as such term is defined in Section 9-102(a)(47)of the UCC.

     "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Patents and the Trademarks.

     "INTEREST RATE AGREEMENTS" shall mean interest rate or currency protection or hedging arrangements, including without limitation, caps, collars, floors, forwards and any other similar or dissimilar interest rate or currency exchange agreements or other interest rate or currency hedging arrangements.

     "INVENTORY" shall mean "inventory" as such term is defined in Section 9-102(a)(48) of the UCC, including, without limitation, all goods (whether such goods are in the possession of a Grantor or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods), including without limitation, all such goods whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including, but not limited to, work in process, materials used or consumed in such Grantor's business, now owned or hereafter acquired or manufactured by such Grantor and held for sale in the ordinary course of its business; all present

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and future substitutions therefor, parts and accessories thereof and all additions thereto; and all proceeds thereof and products of such inventory in any form whatsoever.

     "INVESTMENT PROPERTY" shall mean "investment property" as such term is defined in Section 9-102(a)(49) of the UCC and including all "financial assets" and "security entitlements" as each term is defined in Section 8-102 of the UCC.

     "LIENS" shall have the meaning set forth in the Indenture.

     "MONEY" shall mean "money" as such term is defined in Section 1-201(24) of the UCC.

     "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, if title thereto is governed by a certificate of title ownership.

     "PATENTS" shall have the meaning ascribed to it in Section 3.8(a)(1).

     "PERMITTED LIENS" has the meaning set forth in the Indenture.

     "PERSON" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

     "PLEDGED NOTES" shall mean any promissory notes listed on Schedule 3.3 hereto and all promissory notes at any time issued to a Grantor.

     "PLEDGED STOCK" shall mean any shares of Capital Stock listed on Schedule
3.3 hereto, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, a Grantor while this Agreement is in effect.

     "PROCEEDS" shall mean "proceeds" as such term is defined in Section 9-102(a)(64) of the UCC.

     "RECEIVABLES" shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of an Account Debtor, including, without limitation, all such rights in which a Grantor has any right, title or interest by reason of the purchase thereof by such Grantor, and including, without limitation, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible, note, contract, invoice, purchase order, draft, acceptance, intercompany account, security agreement, or other evidence of indebtedness or security, together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith.

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     "RECEIVABLES RECORDS" shall mean (a) all original copies of all documents, instruments or other writings evidencing the Receivables, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of a Grantor or any computer bureau or agent from time to time acting for such Grantor or otherwise,
(c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, charge or Lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto, and (e) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

     "SECURED OBLIGATIONS" shall mean each Grantor's obligations under the Indenture, the Securities, the Subsidiary Guaranties and the Collateral Documents.

     "SECURITY COLLATERAL" shall mean:

          (i) any Pledged Stock and the certificates representing the Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

          (ii) any Pledged Notes and the instruments evidencing the Pledged Notes, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Notes;

          (iii) all additional shares of Capital Stock (of any issuer of the Pledged Stock) from time to time acquired by each Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iv) all additional indebtedness from time to time owed to each Grantor by any obligor of the Pledged Notes and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

     "SECURITY INTEREST" shall mean "Security Interest" as such term is defined in Section 1-201(37) of the UCC, and the other Liens in the Collateral granted pursuant to Section 2.1.

     "TRADEMARKS" shall have the meaning ascribed to it in Section 3.8(a)(2).

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

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                                   ARTICLE II

                           GRANT OF SECURITY INTERESTS

     Section 2.1 GRANT OF SECURITY INTERESTS. As security for the prompt and complete payment and performance in full of all the Secured Obligations when due (whether at stated maturity, by acceleration or otherwise), each Grantor hereby grants to the Collateral Trustee a security interest in and lien on all of such Grantor's right, title and interest in, to and under the all of its assets of any kind or character, including, without limitation, all Accounts, Capital Stock, Chattel Paper, Contracts, Equipment, Fixtures, General Intangibles, Instruments, Intellectual Property, Interest Rate Agreements, Inventory, Investment Property, Money, Motor Vehicles, Pledged Notes, Pledged Stock, Receivables, Receivable Records and Security Collateral, including, without limitation, the assets listed opposite such Grantor's name on Annex I hereto, in each case, whether now owned or existing or hereafter acquired or arising and wherever located and any and all Proceeds and products of the foregoing, but excluding the Excluded Assets (collectively, the "COLLATERAL"). For purposes hereof, the term "EXCLUDED ASSETS" means, collectively, (i) the assets of the Grantors pledged as of the Issue Date pursuant to the Liens listed on Schedule
8.04 of the Indenture and (ii) assets of the Grantors subjected after the Issue Date to Liens incurred pursuant to and in compliance with Section 8.04(12) of the Indenture, in each case to the extent of such Liens for as long as such Liens exist.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Each Grantor hereby represents and warrants to the Collateral Trustee, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

     Section 3.1  NO OTHER LIEN.

          (a) Each Grantor owns and, as to all of its Collateral, whether now existing or hereafter acquired, will continue to own, each item of its Collateral free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens; such Grantor has the right to pledge, sell, assign or transfer such Collateral, subject to the terms of the Indenture, and such Grantor shall defend such Collateral against all claims and demands of all Persons (except beneficiaries of Permitted Liens) at any time claiming the same or any interest therein adverse to the Collateral Trustee.

          (b) No effective financing statement or other evidence of a Lien covering or purporting to cover any of such Grantor's Collateral is or will be on file in any public office other than (i) financing statements filed or to be filed in connection with the Security Interests and liens granted to the Collateral Trustee hereunder and under the other Collateral Documents, (ii) financing statements or equivalent instruments for which proper termination statements have been delivered to the Collateral Trustee for filing and (iii) financing statements or equivalent instruments filed in connection with Permitted Liens. None of the Grantors have consented to

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any other Person other than the Collateral Trustee having "control" (within the meaning of Section 9-104 of the UCC) over the Collateral Account or any other Collateral.

     Section 3.2  PERFECTED LIENS; PRIORITY.

          (a) The Security Interests in such Grantor's Collateral granted to the Collateral Trustee hereunder constitute valid Security Interests in such Collateral.

          (b) (i) Upon filing the financing statements or equivalent instrument listed in Schedule 3.2 naming each Grantor as "debtor" and the Collateral Trustee as "secured party" and describing such Grantor's Initial Perfection Collateral in the filing offices set forth on Schedule 3.2 hereto,
(ii) in the case of such Grantor's Deposit Account, if any (other than the Collateral Account which does not require the execution of a Control Agreement to be perfected), upon the execution by each of the Banks of a counterpart of the Control Agreement in the form of Annex II hereto with respect to a Deposit Account held by a Bank domiciled in the United States (or upon taking equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States), and (iii) to the extent not subject to Article 9 of the UCC, in the case of such Grantor's Security Collateral, if any, upon the delivery of such Grantor's Security Collateral and Investments, to the Collateral Trustee, then in each instance, the Security Interests in such Grantor's Collateral described in subsections (i), (ii) and (iii) above granted to the Collateral Trustee hereunder will constitute perfected first priority Security Interests therein superior and prior to all Liens (other than Permitted Liens pursuant to Section 8.04(4)(a), (b) or (c) of the Indenture and the Trustee's lien pursuant to Section 12.06 of the Indenture), rights or claims of all other Persons; PROVIDED, HOWEVER, that the foregoing is accurate only to the extent that a Security Interest can be perfected by such filings or delivery.

     Section 3.3  SECURITY COLLATERAL.

          (a) Such Grantor's Pledged Stock, if any, has been and when issued to any Grantor hereafter will be duly authorized and validly issued, and such Pledged Stock is fully paid, non-assessable and freely transferable to the Collateral Trustee. An appropriate notation has been or will be placed on the stock ledger or other books and records of the respective issuer of such Pledged Stock in the case of Pledged Stock included in the Initial Perfection Collateral (and, subject to the exceptions contained in Section 16.02 of the Indenture, in the case of Pledged Stock that is not Initial Perfection Collateral or that is hereafter acquired by the Grantors, will be so placed on the stock ledger or other books and records of the respective issuer of such stock pledged hereunder) in order to reflect the pledge in favor of the Collateral Trustee for the ratable benefit and security of the Holders created or provided for in this Agreement. Each of such Grantor's Pledged Notes, if any, has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuer or issuers thereof, is freely transferable to the Collateral Trustee and is not in default.

          (b) Such Grantor's Pledged Stock, if any, constitutes (i) the percentage of the issued and outstanding shares of Capital Stock of the respective issuers thereof indicated on Schedule 3.3 hereto and (ii) all of the shares of Capital Stock of the respective issuer held by the Grantor. There are no outstanding options, warrants or other rights to purchase any shares of the

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Pledged Stock. Such Grantor's Pledged Notes, if any, are outstanding in the principal amount indicated on Schedule 3.3 hereto.

     Section 3.4 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE; RECORDS. The jurisdiction of organization, exact legal name and jurisdiction of chief executive office of each Grantor is as specified on Schedule 3.4 hereto. Such Grantor's Receivables Records, Contracts and Collateral Records are at the locations identified on Schedule 3.4 hereto as such or at the chief executive office of such Grantor. All such Grantor's Receivables and Contracts are identified on Schedule 3.4 and maintained at and controlled and directed (including, without limitation, for general accounting purposes) from the chief executive office of the applicable Grantor that owns such Receivables and Contracts or the offices identified on Schedule 3.4 hereto as such.

     Section 3.5 LOCATION OF INVENTORY AND EQUIPMENT. All such Grantor's Inventory and Equipment now or from time to time included in the Collateral are kept only at the locations listed on Schedule 3.5 hereto. None of such Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee.

     Section 3.6 RECEIVABLES. All Accounts and other Receivables of such Grantor, to the Company's knowledge, represent enforceable obligations of the Account Debtor thereunder, except Accounts or other Receivables not exceeding $5,000,000 in the aggregate with respect to all Grantors.

     Section 3.7 FARM PRODUCTS. None of such Grantor's Collateral constitutes, or is the proceeds of, Farm Products (as defined in the UCC).

     Section 3.8  INTELLECTUAL PROPERTY COLLATERAL.

          (a) Schedule 3.8(a) lists all of the following in which any Grantor that has granted a Security Interest in Intellectual Property pursuant to Section 2.1 has an interest or uses on the date hereof:

                  (i) all patents and patent applications (including all amendments, "PATENTS");

                  (ii) all trademarks, trademark applications, service marks, service mark applications, tradenames and trade dress, including logos and designs, and whether or not registered (including all amendments from time to time, the "TRADEMARKS"); and

                  (iii) all copyrights and copyright applications, whether or not registered (including all amendments from time to time, "COPYRIGHTS").

          (b)     Except as disclosed in Schedule 3.8(b)

                  (i) all such Grantor's Patents, Trademarks and Copyrights are valid and enforceable;

                                        8
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                  (ii)   the relevant Grantor is the sole and exclusive owner of
     each of the Patents, Trademarks and Copyrights, free and clear of any Liens other than Permitted Liens (including licenses, shop rights and covenants not to sue); and

                  (iii) the relevant Grantor is not aware of any claim by any third party that, or any reason why, any of the Patents, Trademarks and Copyrights are or would be invalid or unenforceable.

     Section 3.9 DEPOSIT ACCOUNTS. Schedule 3.9 is a complete list of all Deposit Accounts maintained by such Grantor on the date hereof and includes the name and location of the financial institutions with which such Deposit Accounts are maintained and the account numbers.

     Section 3.10 FORECLOSURE VALUE. The Company believes in good faith that
Schedule 3.10 hereto lists substantially all of the assets of the Company and its Subsidiaries as of the Issue Date. The foreclosure values of the assets listed on Schedule 3.10 hereto represent the Company's good faith best estimate of the actual foreclosure values of such assets. Such foreclosure values have been reasonably prepared based on assumptions reflecting the best currently available estimates and good faith judgments by management of the Company. Based on such Schedule 3.10, the foreclosure value of assets subject to a perfected Security Interest granted to the Collateral Trustee hereunder is equal to not less than 85% of the aggregate foreclosure value of the assets listed on
Schedule 3.10. For the purposes hereof, the term "foreclosure values" means the cash consideration, as of the date hereof, that would be received by the Trustee, on behalf of the holders of the Company or one of its Subsidiaries, in the event of a sale of any assets of the Company or its Subsidiaries to a third party upon the foreclosure of one or more liens on such assets.

                                   ARTICLE IV

                                    COVENANTS

     Each Grantor covenants and agrees with the Collateral Trustee that from and after the date of this Agreement:

     Section 4.1 FURTHER ASSURANCES. Without limitation of Article 16 of the Indenture, each Grantor, upon consultation with the Collateral Trustee, will promptly take the following steps to the extent required pursuant to Article Sixteen of the Indenture:

          (a) file any financing statements as necessary to perfect the Security Interests granted hereby by such Grantor and take all other steps required under Article Sixteen of the Indenture. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law. Each Grantor will pay or reimburse the Collateral Trustee for all filing fees and related expenses;

          (b) furnish to each of the Banks an executed Control Agreement stating that the Collateral Trustee has Control of each of such Grantor's Deposit Accounts held by a

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     Bank domiciled in the United States (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States);

          (c) if an Event of Default shall occur and be continuing, furnish to each of the Banks notice in an authenticated record that the Grantor has no further right to Control any of such Grantor's Deposit Accounts held by a Bank domiciled in the United States (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States) and the Collateral Trustee has exclusive Control of each such Deposit Account with respect to a Deposit Account held by a Bank domiciled in the United States (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States);

          (d) furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing such Grantor's Collateral, and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail and in a form satisfactory to the Collateral Trustee; and

          (e) if an Event of Default shall occur and be continuing, then, notwithstanding the foregoing, the Company shall, and shall cause the Guarantors to, promptly upon request by the Collateral Trustee, make all recordings, registerings and filings of financing statements, notices of lien and other instruments of further assurance with respect to Collateral and otherwise take all steps necessary to cause the security interest and lien of the Collateral Trustee to constitute a perfected security interest and lien, whether or not commercially reasonable.

     Section 4.2  DELIVERY OF SECURITY COLLATERAL.

          (a) Each Grantor shall at all times and from time to time (i) cause all Indebtedness owed to it by the Company, any Subsidiary or any other Person to be evidenced by a Pledged Note, (ii) except in the case of the Company, cause, to the fullest extent permitted by the law of the jurisdiction where such Grantor is organized, all Capital Stock of such Grantor to be evidenced by physical certificates, and (iii) with respect to all Capital Stock of other Persons (each, an "ISSUER") legally or beneficially owned by such Grantor, use its commercially reasonable best efforts to cause each such Issuer to evidence all such Capital Stock by physical certificates (other than with respect to any Issuer where the law of the jurisdiction where such Issuer is organized does not permit such physical certificates).

          (b) All certificates or instruments representing or evidencing such Grantor's Security Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture, to the extent permitted under the laws of the jurisdiction of organization of the issuer of such Security Collateral, shall be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee. The Collateral Trustee shall have the right, at any time in its discretion, to transfer to or to register in the name of the Collateral Trustee any or all of such Grantor's Security Collateral, subject only to the revocable rights specified in Section 6.1(a).

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     Section 4.3  CHANGE OF JURISDICTION OF INCORPORATION OR ORGANIZATION. None
of the Grantors will change its jurisdiction of incorporation or organization except to such new jurisdiction as such Grantor may establish in accordance with the last sentence of this Section 4.3. The originals of all such Grantor's Receivables Records and Contracts and all Collateral Records will continue to be kept at such chief executive office or at the locations identified on Schedule
3.4 hereto as such, or at such new locations as such Grantor may establish in accordance with the last sentence of this Section 4.3. All Receivables, Receivables Records and Contracts of such Grantor will continue to be maintained at and controlled and directed (including, without limitation, for general accounting purposes) from, a location identified as such on Schedule 3.4 hereto or such new locations as such Grantor may establish in accordance with the last sentence of this Section 4.3. None of the Grantors shall establish a new jurisdiction of incorporation or organization (or move any such activities from the location listed in Schedule 3.4 therefor) or be continued from one jurisdiction to another or merge or consolidate with a Person organized under the law of another jurisdiction until (i) it shall have given to the Collateral Trustee not less than thirty (30) days' prior written notice of its intention to do so, clearly describing such new jurisdiction and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (ii) with respect to such new jurisdiction, it shall have taken all action necessary to ensure that the Security Interest of the Collateral Trustee in all Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture is at all times subject to a fully perfected Security Interest, with the same or better priority than prior to such event and in full force and effect. Notwithstanding the foregoing, any such merger or consolidation shall be subject to the terms, conditions and limitations set forth in the Indenture.

     Section 4.4 CHANGE OF LOCATION OF INVENTORY AND EQUIPMENT. Each Grantor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on
Schedule 3.5 hereto or such new location as such Grantor may establish in accordance with the last sentence of this Section 4.4. Each Grantor agrees that it shall change the location of its Inventory and Equipment only for legitimate business purposes and not with intent to avoid or impair the Collateral Trustee's Lien or to cause such Lien to be unperfected or of a lower priority. Each Grantor agrees to provide the Collateral Trustee notice of any change of location of any Inventory or Equipment in excess of $500,000 within the locations shown on Schedule 3.5 hereto within ten (10) days of such change of location. Each Grantor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Trustee not less than thirty
(30) days prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (ii) with respect to such new location, it shall have taken all action necessary to ensure that the Security Interest of the Collateral Trustee in all Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture is at all times subject to a fully perfected Security Interest, with the same or better priority than prior to such event and in full force and effect.

     Section 4.5 ADDITIONAL DEPOSIT ACCOUNTS. Subject to the exceptions contained in Section 16.02 of the Indenture, no Grantor may establish a new Deposit Account unless (i) it shall have given to the Collateral Trustee not less than 1 Business Day's prior written notice of its intention to do so, clearly describing the location and account number of such new Deposit

Account and providing such other information in connection therewith as the Collateral Trustee may reasonably request; provided that any such new Deposit Account shall be established only for legitimate cash management purposes and
(ii) with respect to such new Deposit Account, if established with a Bank domiciled in the United States, it shall have entered into a Control Agreement, with such changes as the Bank may reasonably require and the Collateral Trustee shall approve (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States).

     Section 4.6 CHANGE OF NAME; IDENTITY OR CORPORATE STRUCTURE. None of the Grantors shall change its name (or conduct any significant portion of its business under any new tradenames), identity or corporate structure until (i) it shall have given to the Collateral Trustee not less than thirty (30) days' prior written notice of its intention to do so, clearly describing such new name, identity or corporate structure or such new trade name and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (ii) with respect to such new name, identity or corporate structure or such new trade name, it shall have taken all action necessary to maintain the Security Interest of the Collateral Trustee in all Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture and to ensure that such Collateral is at all times subject to a fully perfected Security Interest, with the same or better priority than prior to such event and in full force and effect.

     Section 4.7 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of such Grantor's Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Trustee, duly indorsed to the Collateral Trustee, to be held as Collateral pursuant to this Agreement.

     Section 4.8 MAINTAIN AND MARK RECORDS AND RECEIVABLES. Each Grantor will keep and maintain at its own cost and expense in the ordinary course of business satisfactory and complete records of such Grantor's Collateral, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables and all merchandise returned and all other dealings therewith. Each Grantor shall legend all Chattel Paper and other evidence of Receivables, as well as the Receivables Records with an appropriate reference to the fact that such Chattel Paper, Receivables and Receivable Records have been assigned to the Collateral Trustee and that the Collateral Trustee has a Security Interest therein.

     Section 4.9  [Reserved]

     Section 4.10 RIGHT OF INSPECTION. Subject to the prior execution of a confidentiality agreement in a form reasonably acceptable to the Grantors, the Collateral Trustee shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Grantors and the Collateral Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Trustee, at such Grantor's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Trustee and its respective representatives shall at all times have the right to enter and inspect any property of any of the Grantors and enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

     Section 4.11 RECEIVABLES. Each Grantor shall perform in all material respects all of its obligations with respect to its Receivables.

     Section 4.12 CONTRACTS. Each Grantor shall perform in all material respects all of its obligations under each of its Contracts.

     Section 4.13 WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt or other Document is issued with respect to any of its Inventory such warehouse receipt or receipt in the nature thereof or other Document shall not be "negotiable" (as such term is used in Section 7-104 of the UCC or under other relevant law).

     Section 4.14 NO IMPAIRMENT.

          (a) None of the Grantors will take or permit to be taken any action that could impair the Collateral Trustee's rights in such Grantor's Collateral.

          (b) Each Grantor shall not file or record any instrument or document with any entity, officer or office having responsibility for recording of security interests or liens which purports to terminate, vitiate, modify or extinguish a Security Interest in the Collateral in which the Trustee holds a Security Interest or lien (a "DEBTOR TERMINATION STATEMENT").

          (c) Each Grantor will take any action reasonably necessary to maintain or preserve any of such Grantor's Collateral.

     Section 4.15 LIMITATIONS ON DISPOSITIONS OF COLLATERAL. None of the Grantors will sell, transfer, lease, license or otherwise dispose of any of its Collateral or any rights therein or attempt, offer or contract to do so, except as permitted in the Indenture or this Security Agreement.

     Section 4.16 NOTICE.

          (a) Each Grantor will advise the Collateral Trustee promptly, in reasonable detail and in accordance with the provisions hereof of any Lien (other than a Permitted Lien) on, or claim asserted against, any of its Collateral.

          (b) Each Grantor shall inform the Collateral Trustee in writing within thirty (30) days of any change, amendment, or modification of its place of organization, form of organization, or change in Grantor's name (including, but not by way of limitation, resulting from mergers, acquisitions, tax free exchanges, or other transactions) (all of which are sometimes referred to as "CORPORATE CHANGES," regardless of whether the Grantor is organized as a corporation, partnership, limited partnership, limited liability company, limited liability partnership, sole proprietorship, or other form of entity recognized under the law of the state in which the Grantor is organized), and each Grantor shall cooperate with the Collateral Trustee by executing as soon as reasonably practicable after receipt thereof any and all amendments to UCC financing statements to insure that the security interest and lien of the Collateral Trustee in all Collateral that is required to be subject to a perfected security interest pursuant to Article Sixteen of the Indenture is at all times subject to a fully perfected Security Interest. The Collateral Trustee may rely on opinions of counsel as to whether any or all UCC financing statements of the Grantor need to be amended as a result. If the Grantors fail to provide information to the Collateral Trustee about Corporate Changes on a timely basis, the Collateral Trustee shall not be liable or responsible to any party for any failure to maintain a perfected security interest in the Grantors' collateral, for which the Collateral Trustee needed to have information about the Corporate Changes. The Collateral Trustee shall have no duty to inquire about Corporate Changes if the Grantors do not inform the Collateral Trustee of such Corporate Changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Trustee to search for information on the Corporate Changes if such information is not provided by the Grantors.

          (c) Each Grantor shall provide the Collateral Trustee with copies of any Debtor Termination Statement the Grantor files in violation of the covenant contained in this document at Section 4.14.

     Section 4.17 PERFORMANCE BY COLLATERAL TRUSTEE OF GRANTOR'S OBLIGATIONS; REIMBURSEMENT. Unless otherwise permitted hereby, if a Grantor fails to perform or comply with any of its agreements contained herein which would, if not cured, result in an Event of Default, the Collateral Trustee may, but shall not be obligated to, without notice to or consent by such Grantor, perform or comply or cause performance or compliance therewith and the expenses of the Collateral Trustee incurred in connection with such performance or compliance, together with interest thereon, shall be payable by such Grantor to the Collateral Trustee on demand and such reimbursement obligation shall be secured hereby.

     Section 4.18 ADDITIONAL INSURED. The Company shall cause each policy of property insurance it maintains to name the Collateral Trustee as a loss payee and each policy of liability insurance it maintains to name the Collateral Trustee as an additional insured, other than employer's liability insurance.

                                    ARTICLE V

                          SPECIAL PROVISIONS REGARDING
                            RECEIVABLES AND CONTRACTS

     Section 5.1 GRANTOR REMAINS LIABLE UNDER RECEIVABLES AND CONTRACTS. Anything herein to the contrary notwithstanding (including, without limitation, the grant of any rights to the Collateral Trustee), each Grantor shall remain liable under each of its Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable or Contract. The Collateral Trustee shall have no obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Collateral Trustee of any payment relating to such Receivable or Contract pursuant hereto, nor shall the Collateral Trustee be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

     Section 5.2 NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. At any time after an Event of Default has occurred and is continuing, (i) the Collateral Trustee may, upon the direction of the Trustee, and upon request of the Collateral Trustee, each Grantor that has granted a Security Interest in Accounts and Contracts pursuant to Section 2.1 shall notify Account Debtors and parties to such Contracts that the Accounts and the Contracts have been assigned to the Collateral Trustee and that payments in respect thereof shall be made directly to the Collateral Trustee, and (ii) the Collateral Trustee may in its own name or in the name of others, communicate with Account Debtors and parties to the Contracts to verify with them to the Collateral Trustee's satisfaction the existence, amount and terms of any such Receivables or Contracts.

     Section 5.3 COLLECTIONS ON RECEIVABLES AND CONTRACTS. The Collateral Trustee hereby authorizes each Grantor that has granted a Security Interest in Receivables and Contracts pursuant to Section 2.1 to collect such Receivables and Contracts and, at any time after an Event of Default has occurred and is continuing, the Collateral Trustee may curtail or terminate said authority and by itself or by its agents, collect all Receivables and amounts owing under the Contracts. After an Event of Default has occurred and is continuing, if required by the Collateral Trustee, any payments of such Receivables and Contracts, when collected by a Grantor, shall be forthwith (and, in any event, within two (2) Business Days) delivered by such Grantor to the Collateral Trustee in the exact form received, duly indorsed to the Collateral Trustee if required, for deposit into the Collateral Account, and until so turned over, shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor. All Proceeds, while held by the Collateral Trustee (or by a Grantor in trust for the Collateral Trustee) shall continue to be Collateral securing all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided.

                                   ARTICLE VI

                          SPECIAL PROVISIONS REGARDING
                               SECURITY COLLATERAL

     Section 6.1  VOTING RIGHTS; DIVIDENDS; ETC.

          (a)     Subject to Section 6.1(b) below:

                  (i) Each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Indenture;

                  (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of its Security Collateral, PROVIDED, HOWEVER, that any and all

                         (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                         (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital surplus or paid-in-surplus, and

                         (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

     shall be forthwith delivered to the Collateral Trustee to hold as Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Trustee, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary endorsement or assignment; provided, however, in the event that such a dividend, distribution or payment is payable in cash, such cash shall be deposited with the Collateral Trustee to redeem the Securities in accordance with the terms of the Indenture; and

                  (iii) The Collateral Trustee shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default or an event that, with the giving of notice or the lapse of time or both, would become an Event of Default:

                  (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6.1(a)(i) shall automatically cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to
     Section 6.1(a)(ii) shall automatically cease and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments; and

                  (ii) All dividends and interest payments that are received by a Grantor contrary to the provisions of this Section 6.1(b), shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary endorsement).

     Section 6.2 ADDITIONAL SHARES. Each Grantor agrees that it will (i) cause each issuer of the Pledged Stock (if controlled by a Grantor) not to issue any stock or other securities in addition to or in substitution for the Pledged Stock issued by such issuer, except to such Grantor and (ii) immediately upon its acquisition (directly or indirectly) thereof, deliver to the Collateral Trustee as additional security hereunder any and all additional shares of stock or other securities of each issuer of the Pledged Stock.

                                   ARTICLE VII

                               COLLATERAL ACCOUNT

     Section 7.1 COLLATERAL ACCOUNT. There is hereby established with The Bank of New York the Collateral Account. The Collateral Account shall be under the sole and exclusive dominion and control of the Collateral Trustee and none of the Grantors shall have any rights with respect to the Collateral Account. Without limiting the generality of the foregoing, none of the Grantors shall have a right of withdrawal or transfer from the Collateral Account.

     Section 7.2 DEPOSIT OF PROCEEDS. There shall be deposited in the Collateral Account from time to time the cash proceeds (as defined in Section 9-102(a)(9) of the UCC) of any of the Collateral (including insurance proceeds thereon) required to be delivered to the Collateral Trustee pursuant to the terms of the Indenture or this Agreement. All amounts and investments and other items credited to the Collateral Account from time to time shall constitute Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. At any time following the occurrence and during the continuance of an Event of Default, the Collateral Trustee may in its discretion with written notice to Grantors apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 9.9 hereof and as provided in the Indenture.

     Section 7.3 INVESTMENT AND CURRENCY EXCHANGE. The Collateral Trustee shall invest or reinvest cash deposited in any Collateral Account, without distinction between principal and income, in The Bank of New York's Cash Reserves Fund or other similar investment. The Collateral Trustee shall have no liability for any loss arising from or related to any such investment. The Collateral Trustee may hold cash in any currency, provided, however, that whenever legally possible, such cash will be held in Dollars, and may deposit such cash with one or more of its subsidiaries or affiliates or one or more co-trustees. In each country in which cash is held, it will be held in currencies which may be legally held in such country and (except as otherwise provided above) may be held in non-interest bearing, commingled bank accounts. None of the Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee shall be liable for any fluctuations or changes in foreign exchange rates, which shall be the sole risk and liability of the Company and the Grantors, or shall be required to substitute one currency for any other currency in any Collateral Account. In no event shall the Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee be liable (i) for holding Collateral or other property in any particular country, including, but not limited to, losses resulting from nationalization,

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expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or securities or market conditions which prevent the transfer of property or the execution of securities transactions or affect the value of property, or (ii) for any losses due to forces beyond its control, including, without limitation, strikes, work stoppages, natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services. In no event shall the Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee be obligated to substitute another currency for a currency whose transferability, convertibility or availability has been affected, limited, prohibited or prevented by law, regulation or other event. The Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee is hereby authorized to convert cash on deposit in any Collateral Account or otherwise held by it in a currency other than Dollars to Dollars at its own rate of exchange then prevailing.

                                  ARTICLE VIII

                                POWER OF ATTORNEY

     Section 8.1  COLLATERAL TRUSTEE'S APPOINTMENT AS ATTORNEY-IN-FACT.

          (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Collateral Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

                  (i) at any time when any Event of Default shall have occurred and be continuing, in the name of such Grantor or its own name or otherwise, (A) to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to, any Collateral; (B) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; and (C) to ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

                  (ii) to prepare, sign and file any UCC financing statements in the name of such Grantor as debtor;

                  (iii) to prepare, sign and deliver to the Banks appropriate evidence of the Security Interest granted herein in the Deposit Accounts in the name of such Grantor as such Grantor;

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                  (iv)   to take or cause to be taken all actions necessary to
     perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, actions to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or obtain any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                  (v) upon the occurrence and during the continuance of any Event of Default (A) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (B) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any Proceeds thereof and to enforce any other right in respect of any Collateral; (C) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (D) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as the Collateral Trustee may deem appropriate; (E) and generally, to sell or transfer and make any agreement with respect to, or otherwise deal with, any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Collateral Trustee's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Trustee deems necessary or advisable to protect, preserve or realize upon the Security Interest over Collateral and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do;

                  (vi) at any time and from time to time, to execute, in connection with any foreclosure, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          Each Grantor hereby acknowledges and agrees that in acting pursuant to this power-of-attorney, the Collateral Trustee shall be acting in its own interest and such Grantor acknowledges and agrees that the Collateral Trustee shall have no fiduciary duties to such Grantor and such Grantor hereby waives any claims to the rights of a beneficiary of a fiduciary relationship hereunder.

          (b) NO DUTY ON THE PART OF COLLATERAL TRUSTEE. The powers conferred on the Collateral Trustee hereunder are solely to protect the interests of the Collateral Trustee in the Collateral and shall not impose any duty upon the Collateral Trustee to exercise any such powers. The Collateral Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to such Grantor for any act or failure to act hereunder, except for their own negligence or willful misconduct.

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                                   ARTICLE IX

                          REMEDIES; RIGHTS UPON DEFAULT

     Section 9.1  RIGHTS AND REMEDIES GENERALLY.

          (a) If an Event of Default shall occur and be continuing, then and in every such case, the Collateral Trustee shall have all the rights of a secured party under Article 9 of the UCC, shall have all rights now or hereafter existing under all other applicable laws or in equity and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Agreement and all the rights set forth with respect to the Collateral or this Agreement or in any other agreement between the parties. No enumeration of rights in this Article IX or elsewhere in this Agreement or in any related document or other agreement, shall be deemed to in any way limit the rights of the Collateral Trustee as described in this Article.

          (b) If an Event of Default occurs and is continuing, the Collateral Trustee, shall, upon notice of such Event of Default from the Trustee, act upon the direction of the Trustee to effect any one or more rights or remedies available to the Collateral Trustee under any of the Collateral Documents.

     Section 9.2 COLLECTION OF RECEIVABLES AND OTHER PROCEEDS. If an Event of Default shall occur and be continuing, in addition to the rights of the Collateral Trustee specified in Section 5.3 with respect to the collection of Receivables and Contracts, all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor and shall forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee, in the same form received by such Grantor (appropriately indorsed or assigned by such Grantor to the order of the Collateral Trustee or in such other manner as shall be satisfactory to the Collateral Trustee) for deposit into the Collateral Account.

     Section 9.3 DIRECT GRANTOR TO DISPOSE OF COLLATERAL. If an Event of Default shall occur and be continuing, upon the direction of the Trustee, the Collateral Trustee may direct a Grantor to sell, assign or otherwise liquidate or dispose of all, or from time to time any portion of its Collateral and such Grantor shall do so, and the Collateral Trustee may, at its option, take possession of the Proceeds of such Collateral. The Collateral Trustee may direct a Grantor to direct that all Proceeds of such Collateral be paid directly to the Collateral Trustee or may permit the Proceeds of such Collateral to be paid to such Grantor and, if directed by the Collateral Trustee, all such Proceeds consisting of cash, checks or near-cash items shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor and shall forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee, in the same form received by such Grantor (appropriately indorsed or assigned by such Grantor to the order of the Collateral Trustee or in such other manner as shall be satisfactory to the Collateral Trustee) for deposit into the Collateral Account.

     Section 9.4 COLLATERAL ACCOUNT. If an Event of Default shall occur and be continuing, upon direction from the Trustee, the Collateral Trustee, with written notice to Grantor, may liquidate any securities credited to the Collateral Account and pay over the proceeds thereof and

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any other amounts credited to the Collateral Account to the Trustee for application in accordance with the Indenture. Any balance of such Proceeds remaining after the Secured Obligations have been paid and performed in full shall be paid over to each Grantor or to whomsoever may lawfully be entitled to receive the same or as a court of competent jurisdiction may direct.

     Section 9.5  POSSESSION OF COLLATERAL.

          (a) If an Event of Default shall occur and be continuing and upon direction from the Trustee:

                  (i) the Collateral Trustee may personally or by agents or attorneys, immediately take possession of the Collateral (including taking possession of the originals of all or any Receivables or Receivables Records and exercising exclusive Control of the Deposit Accounts) or any part thereof, from a Grantor or any other Person who then has possession of any part thereof, with or without notice or judicial process and for that purpose may enter upon such Grantor's premises where any of the Collateral is located and remove the same and, the Collateral Trustee may use in connection with such removal, any and all services, supplies, aids and other facilities of such Grantor; and

                  (ii) upon five (5) Business Days notice to each Grantor, such Grantor shall, at its own expense, assemble the Collateral, including, without limitation, the originals of all Receivables Records (or from time to time any portion thereof) and make it available to the Collateral Trustee at any place or places designated by the Collateral Trustee which is reasonably convenient to both parties, whether at such Grantor's or the Collateral Trustee's premises or elsewhere. Each Grantor shall, at its sole expense, store and keep any Collateral so assembled at such place or places pending further action by the Collateral Trustee and while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition. Such Grantor's obligation so to assemble and deliver the Collateral is of the essence of this Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Collateral Trustee shall be entitled to a decree requiring specific performance by such Grantor of said obligation.

          (b) When Collateral is in the Collateral Trustee's possession the risk of accidental loss or damage shall be on the Grantors to the extent of any deficiency in any effective insurance coverage maintained by the Grantors.

     Section 9.6 DISPOSITION OF THE COLLATERAL. If an Event of Default shall occur and be continuing and upon direction from the Trustee, the Collateral Trustee may sell, assign, lease, license (on an exclusive or non-exclusive basis) give an option or options to purchase or otherwise dispose of the Collateral (or contract to do any of the foregoing) under one or more contracts or as an entirety and without the necessity of gathering at the place of sale the property to be sold, at public or private sale or sales, conducted by any officer, nominee or agent of, or auctioneer or attorney for, the Collateral Trustee at any location of any third party conducting or otherwise involved in such sale or any office of the Collateral Trustee or elsewhere and in general, in such manner, at such time or times and upon such terms and conditions and at such prices as it may consider commercially reasonable in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Any of the Collateral may be sold, leased, assigned or options or contracts entered to do so or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Trustee or after any overhaul or repair which the Collateral Trustee shall determine to be commercially reasonable in its sole discretion. To the extent permitted by applicable law, the Collateral Trustee or the Trustee may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 9.6 without accountability to a Grantor (except to the extent of surplus money received) as provided below. In the payment of the purchase price of the Collateral, the purchaser shall be entitled to have credit on account of the purchase price thereof of amounts owing to such purchaser on account of any of the Secured Obligations and any such purchaser may deliver securities, notes, claims for interest or claims for other payment with respect to such Secured Obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such securities or notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment.

     Section 9.7 RECOURSE. Each Grantor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Secured Obligations. Each Grantor shall also be liable for all expenses of the Collateral Trustee incurred in connection with collecting such deficiency including, without limitation, the fees and disbursements of any attorneys employed by the Collateral Trustee to collect such deficiency.

     Section 9.8 EXPENSES; ATTORNEYS' FEES. Each Grantor shall reimburse the Collateral Trustee for all its reasonable third party expenses in connection with the exercise of its rights hereunder, including, without limitation, all reasonable attorneys' fees and disbursements incurred by the Collateral Trustee and all other reasonable third party expenses and fees in connection with obtaining, taking possession of, removing, holding, insuring, repairing, preparing for sale or lease, storing and disposing of Collateral. The Proceeds of any disposition of Collateral shall be applied in accordance with Section
9.04 of the Indenture.

     Section 9.9  LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL.

          (a) The Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Neither the Collateral Trustee, any Holder nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee and the Holders hereunder are solely to protect the Collateral Trustee's and the Holders' interests in the Collateral and shall not impose any duty upon the Collateral Trustee or any Holder to exercise any such powers. The Collateral Trustee and any Holder shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own negligence or willful misconduct. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Trustee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property. Except as provided in this Section 9.9(a), the Collateral Trustee shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating the Collateral Trustee or the Holders, and neither the Collateral Trustee nor the Holders shall be required or obligated, to (i) present or file any claim or notice or take any action with respect to any Collateral or in connection therewith or (ii) notify any Grantor of any decline in the value of any Collateral. The Collateral Trustee shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Trustee, or any income thereon or any other rights pertaining thereto.

          (b) The Collateral Trustee shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

          (c) Neither the Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Grantor or otherwise.

          (d) The Collateral Trustee shall not be responsible for perfecting or maintaining the perfection of any security interest granted to it under this Agreement or for filing, refiling, recording or re-recording any document, financing statement, notice or instrument in any public office at any time or times and shall not be responsible for seeing to the provision of insurance on or the payment of any taxes with respect to any property subject to this Agreement.

          (e) No provision of this Agreement shall be deemed to impose any duty or obligation on the Collateral Trustee to perform any act or acts, receive or obtain any interest in property or exercise any interest in property, or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, to receive or obtain any such interest in property or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Collateral Trustee shall be construed to be a duty.

     Section 9.10 WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL TRUSTEE'S TAKING POSSESSION OR THE COLLATERAL TRUSTEE'S DISPOSITION OF ANY OF THE COLLATERAL, and such Grantor hereby further waives, to the extent permitted by law:

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

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Trustee's negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Trustee's rights hereunder;

          (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of presentment, notice of acceleration, notice of intent to accelerate, protest, advertisement or notice of any kind (other than a notice of a Default) to or upon such Grantor or any other Person; and

          (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof and such Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

     Section 9.11 DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case each Grantor and the Collateral Trustee shall be returned to their former positions and rights hereunder with respect to the Collateral subject to the Security Interest created under this Agreement, and all rights, remedies and powers of the Collateral Trustee shall continue as if no such proceeding had been instituted.

     Section 9.12 RESTORATION OF POSITIONS. If the Collateral Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Agreement by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Collateral Trustee or to such Holder, then and in every such case the Grantors, the Collateral Trustee and the Holders shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Collateral Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 9.13 INSTRUCTION FROM TRUSTEE. Whenever in the administration of this Agreement, the Collateral Trustee shall deem it desirable to receive instructions with respect to exercising or enforcing any right or remedy hereunder or taking any other action hereunder, the Collateral Trustee (a) may request instructions from the Trustee, (b) may refrain from exercising or enforcing any such right or remedy or taking any such other action until such instructions are received, and (c) shall be fully protected in acting in accordance with such instructions.

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                                    ARTICLE X

                                    INDEMNITY

     Section 10.1 INDEMNITY AND EXPENSES.

          (a) Each Grantor agrees jointly and severally to indemnify, reimburse and hold the Holders, beneficial holders, Collateral Trustee and their respective officers, directors, managers, members, employees, representatives and agents (hereinafter in this Section 10.1 referred to individually as "INDEMNITEE" and collectively as "INDEMNITEES") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 10.1 the foregoing are collectively called "EXPENSES") for whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the documents executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of or the preservation of any rights hereunder or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the applicable laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 10.1 for expenses to the extent caused by or attributable to the negligence or willful misconduct of such Indemnitee. Each Grantor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, such Grantor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use commercially reasonable efforts to promptly notify such Grantor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 10.1(a) hereof, each Grantor agrees to pay, or reimburse the Collateral Trustee for, any and all reasonable third party fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Trustee's Security Interest in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Lien upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Trustee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 10.1(a) or (b) hereof, each Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by such Grantor in this Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

          (d) If and to the extent that the obligations of a Grantor under this Section 10.1 are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

     Section 10.2 INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of each Grantor contained in this Article X shall continue in full force and effect notwithstanding the full payment and performance of the Secured Obligations and notwithstanding the discharge thereof.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

     Section 11.2 SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each Grantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid or nationally recognized overnight carrier service, to such Grantor at its address set forth under its signature below. Each Grantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Collateral Trustee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against a Grantor in any other jurisdiction.

     Section 11.3 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND THE COLLATERAL TRUSTEE HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

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     Section 11.4 LIMITATION OF LIABILITY. No claim may be made by a Grantor or any other Person against the Collateral Trustee, holders of Securities or the affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and each Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 11.5 NOTICES. Any notice or demand authorized by this Agreement to be given to a Grantor shall be sufficiently given for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested and obtained) to the Company (or to such other Grantor care of the Company) addressed to it at: Cedar House, 41 Cedar Avenue, P.O. Box HM12, Hamilton HM EX, Bermuda (telephone: 441-295-2244; telecopier: 441-292-8666 to the attention of General Counsel with a copy to 9 South Street, London W1K2XA United Kingdom (telephone:
44 20 7317 0800; telecopier: 44 20 7317 0808) to the attention of General Counsel or at such other address as may have been furnished in writing to the Collateral Trustee by the Company. Any notice, direction, request or demand to or upon the Collateral Trustee shall be sufficiently given, for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested and obtained) to The Bank of New York, 101 Barclay Street--21W, New York, New York 10286, (telephone: (212) 815-8387; telecopier: (212) 815-5802 or 815-5803) to the attention of Vice President, Global Finance Unit (GFU), or at such other address as may have been furnished in writing to the Company by the Collateral Trustee.

     Section 11.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each Grantor, the Collateral Trustee, all Indemnitees hereunder, all future Holders and their respective successors and assigns, except that no Grantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee.

     Section 11.7 WAIVERS AND AMENDMENTS. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified unless such waiver, amendment, supplement or modification is (i) evidenced by a written instrument executed by each Grantor and the Collateral Trustee, provided that any provision of this Agreement may be waived by the Collateral Trustee in a written letter or agreement executed by the Collateral Trustee or by telex or facsimile transmission from the Collateral Trustee and (ii) approved by the Holders, if and to the extent required under Article Fifteen of the Indenture. Any such amendment, supplement, modification or waiver shall be binding upon each Grantor and the Collateral Trustee and all future Holders of the Securities. In the case of any waiver, each Grantor and the Collateral Trustee shall be restored to their former position and rights hereunder and under the outstanding Secured Obligations, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

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     Section 11.8 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Collateral Trustee in exercising any right, power or privilege hereunder and no course of dealing between any of the Grantors and the Collateral Trustee shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Collateral Trustee deems expedient and are not exclusive of any rights or remedies which the Collateral Trustee would otherwise have whether by agreement or now or hereafter existing under applicable law. No notice to or demand on a Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Trustee to any other or further action in any circumstances without notice or demand.

     Section 11.9 TERMINATION; RELEASE. When all of the Secured Obligations have been indefeasibly paid in full this Agreement shall terminate and the Collateral Trustee will execute and deliver to the respective Grantors, upon the direction of the Trustee and at the expense of the Grantors, the proper instruments (including UCC termination statements) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Grantors, at the expense of the Grantors and without recourse, representation or warranty of any kind whatsoever (except with respect to the absence of any liens created by or arising under the Collateral Trustee), such of the Collateral of the respective Grantors as may be in possession of the Collateral Trustee and has not theretofore been disposed of, applied or released PROVIDED, HOWEVER, if no default or Event of Default exists, the Company and each Grantor's Accounts will be automatically released from the Lien at such time as the Company has paid five million dollars ($5,000,000) of the principal amount of the Series A Notes in accordance with Section 3.05(c) or 3.06(b) of the Indenture and, upon the direction of the Trustee and at the expense of the Grantors, the Collateral Trustee will execute and deliver to the respective Grantors the proper instruments acknowledging the termination of such Lien. Upon the release of any Collateral pursuant to the terms of the Indenture, the Collateral Trustee will promptly return (and in any event within 10 Business Days) to the Grantors any Collateral so released that is held by or on behalf of the Collateral Trustee, including, without limitation, any Pledged Stock and any and all instruments of transfer or assignments in blank with respect thereto.

     Section 11.10 ADDITIONAL GRANTORS. If the Company or any Grantor transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Subsidiary that is not a Guarantor, or if the Company or any of its Subsidiaries organizes, acquires or otherwise invests in another Subsidiary, then such transferee or acquired or other Subsidiary shall agree to be bound by this Security Agreement, provided that it shall not be necessary to amend this Security Agreement to effectuate the addition of such additional Guarantor.

     Section 11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 11.12 EFFECTIVENESS. This Agreement shall become effective on the date on which a Grantor shall have signed a counterpart hereof and shall have delivered the same to the Collateral Trustee.

     Section 11.13 HEADINGS DESCRIPTIVE. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 11.4 SEVERABILITY. In case any provision in or obligation under this Agreement or the Secured Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 11.15 SURVIVAL. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Secured Obligations.

     Section 11.16 POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     Section 11.17 ACKNOWLEDGEMENT. The obligations of the Grantors under this document are in addition to and are not in substitution of the obligations of the Grantors under the Indenture, the Securities and the Collateral Documents.

     Section 11.18 CONSENT TO SERVICE OF PROCESS.

          (a) The Company irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement may be instituted in any federal or state court located in the City of New York, (ii) waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum, and (iii) irrevocably submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Grantors has appointed CT Corporation, as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any suit, action or proceeding arising out of or based on this Agreement which may be instituted in any federal or state court located in the City of New York, expressly consents to the jurisdiction of any such court in respect of any suit, action or proceeding, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or a Grantor shall be deemed, in every respect, effective service of process upon the Company or such Grantor, as applicable.

          (b) To the extent that any of the Company and the Grantors have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company and the

Grantors hereby irrevocably waive and agree not to plead or claim such immunity in respect of their respective obligations under this Agreement.

     Section 11.19 INCORPORATION BY REFERENCE. All terms, covenants, conditions, provisions and requirements of the Indenture are incorporated by reference in this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Indenture, the provisions of the Indenture shall govern and control. The actions of the Collateral Trustee hereunder are subject to the provisions of the Indenture. The Collateral Trustee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including without limitation, the release or substitution of Collateral), in each case in accordance with this Agreement and the Indenture. The Collateral Trustee may resign and a successor Collateral Trustee may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Collateral Trustee by a successor Collateral Trustee, such successor Collateral Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Trustee under this Agreement, and the retiring Collateral Trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Trustee's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Trustee.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              FLAG TELECOM GROUP LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Chairman


                              FLAG PACIFIC HOLDINGS LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary


                              FLAG PACIFIC LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary


                              FLAG PACIFIC CANADA LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              FLAG PACIFIC JAPAN LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Hiroshi Shibata
                                  Title:  Director

                              FLAG TELECOM SINGAPORE PTE. LIMITED


                              By:
                                  -------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM DEVELOPMENT LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary


                              FLAG TELECOM DEVELOPMENT SERVICES COMPANY LLC


                              By:
                                  ----------------------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------

                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG ACCESS INDIA PRIVATE LTD.


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAGWEB LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary

                              FLAG TELECOM NETWORK SERVICES LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              FLAG TELECOM IRELAND LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              FLAG TELECOM JAPAN LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Hiroshi Shibata
                                  Title:  Director


                              FLAG TELECOM ESPANA SA


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM SERVIZI ITALIA SPA


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM IRELAND SERVICES LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary

                              FLAG TELECOM SERVICIOS S.A. DE C.V.


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM ARGENTINA SA


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM BRASIL HOLDINGS LTDA


                              By:
                                  ----------------------------------------------
                                  Name:    Clovis Rodrigues de Abreu
                                  Title:  Manager


                              FLAG TELECOM BRASIL LTDA


                              By:
                                  ----------------------------------------------
                                  Name:    Clovis Rodrigues de Abreu
                                  Title:  Manager


                              FLAG TELECOM IRELAND NETWORK LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              FLAG TELECOM NETWORK USA LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary

                              FLAG TELECOM DEUTSCHLAND NETWORK GMBH


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM NEDERLAND NETWORK BV


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM BELGIUM NETWORK SA


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM AUSTRIA NETWORK GMBH


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM NORWAY NETWORK AS


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM FRANCE NETWORK SAS


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director

                              FLAG TELECOM ESPANA NETWORK SAU


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM GLOBAL NETWORK LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary


                              FLAG TELECOM ASIA LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Owen Best
                                  Title:  Director


                              FLAG TELECOM FRANCE SERVICES EURL


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM DEUTSCHLAND GMBH


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG TELECOM NEDERLAND BV


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director

                              FLAG TELECOM HELLAS AE


                              By:
                                  ----------------------------------------------
                                  Name:   Edward McCormack
                                  Title:   Director


                              FLAG TELECOM AUSTRIA GMBH


                              By:
                                  ----------------------------------------------
                                  Name:   Edward McCormack
                                  Title:   Director


                              FLAG ASIA HOLDINGS LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:   Kees van Ophem
                                  Title:   Assistant Secretary


                              FLAG TELECOM TAIWAN SERVICES LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:   Owen Best
                                  Title:   Director


                              FLAG HOLDINGS (TAIWAN) LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Eric Yih
                                  Title:  Director


                              FLAG TELECOM TAIWAN LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Eric Yih
                                  Title:  Director

                              FLAG ATLANTIC UK LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG ATLANTIC FRANCE SARL


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              FLAG LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary


                              FLAG PACIFIC USA LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              FLAG TELECOM GROUP SERVICES LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary

                              FLAG TELECOM LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Edward McCormack
                                  Title:  Director


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              FLAG TELECOM USA LTD.


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Secretary


                              FLAG ASIA LIMITED


                              By:
                                  ----------------------------------------------
                                  Name:    Kees van Ophem
                                  Title:  Assistant Secretary


Acknowledged and Agreed:
THE BANK OF NEW YORK,
as Collateral Trustee and Trustee


By:
     -----------------------------
     Name:
              --------------------
     Title:
              --------------------

                                                                         ANNEX I

                                   Jurisdiction of
             Grantor                Incorporation                               Collateral
--------------------------------------------------------------------------------------------------------------------
FLAG Telecom Group Limited             Bermuda        1.  Common stock of FLAG Telecom Singapore Pte. Limited, FLAG
                                                      Telecom Development Limited, FLAG Limited, FLAG Telecom Group
                                                      Services Limited, FLAG Telecom Global Network Limited and
                                                      FLAG Asia Holdings Limited
                                                      2.  Deposit Accounts
                                                      3.  Intercompany notes and receivables
                                                      4.  Proceeds from the claims in the Teleglobe bankruptcy

FLAG Pacific Holdings Limited          Bermuda        None

FLAG Pacific Limited                   Bermuda        None

FLAG Pacific Canada Limited         New Brunswick     None

FLAG Pacific Japan Limited              Japan         None

FLAG Telecom Singapore Pte.           Singapore       None
Limited

FLAG Telecom Development               Bermuda        1.  Common stock of FLAGWEB Limited and FLAG Telecom Network
Limited                                               Services Limited

FLAG Telecom Development                Egypt         None
Services Company LLC

FLAG Access India Private Ltd.          India         None

FLAGWEB Limited                        Bermuda        None

FLAG Telecom Network Services          Ireland        1.  Common stock of FLAG Telecom Ireland Limited
Limited

                                   Jurisdiction of
             Grantor                Incorporation                               Collateral
--------------------------------------------------------------------------------------------------------------------
FLAG Telecom Ireland Limited           Ireland        1.  Common stock of FLAG Telecom Japan Limited, FLAG Telecom
                                                      Espana SA, FLAG Telecom Servizi Italia SpA, FLAG Telecom
                                                      Ireland Network Limited.
                                                      2.  Intercompany notes and receivables
                                                      3.  Receivables

FLAG Telecom Espana SA                  Spain         None

FLAG Telecom Servizi Italia SpA         Italy         None

FLAG Telecom Ireland Services          Ireland        None
Limited

FLAG Telecom Servicios S.A. de         Mexico         None
C.V.

FLAG Telecom Argentina SA             Argentina       None

FLAG Telecom Brasil Holdings           Brazil         None
Ltda

FLAG Telecom Brasil Ltda               Brazil         None

FLAG Telecom Ireland Network           Ireland        1.  Common stock of FLAG Telecom Network USA Limited, FLAG
Limited                                               Telecom Switzerland Network AG, FLAG Telecom Norway Network
                                                      AS, FLAG Telecom France Network SAS and FLAG Telecom Espana
                                                      Network SAS
                                                      2.  Terrestrial switching equipment located in Europe
                                                      3.  Backhaul contracts related to terrestrial switching
                                                      equipment located in Europe
                                                      4.  Bank accounts

                                   Jurisdiction of
             Grantor                Incorporation                               Collateral
--------------------------------------------------------------------------------------------------------------------
FLAG Telecom Network USA               Delaware       1.  Landing stations in New York
Limited                                               2.  Backhaul agreements related to equipment located in the
                                                      United States
                                                      3.  Terrestrial assets located in the United States that were part of Atlantic Group
                                                      4.  Bank accounts

FLAG Telecom Deutschland               Germany        None
Network GmbH

FLAG Telecom Nederland Network     The Netherlands    None

BV

FLAG Telecom Belgium Network SA        Belgium        None

FLAG Telecom Switzerland             Switzerland      None
Network AG

FLAG Telecom Austria Network           Austria        None
GmbH

FLAG Telecom Norway Network AS         Norway         None

FLAG Telecom France Network SAS        France         None

FLAG Telecom Espana Network SAU         Spain         None

FLAG Telecom Global Network            Bermuda        1.  Common stock of FLAG Atlantic UK Limited and FLAG
Limited                                               Atlantic France SARL
                                                      2.  Transpacific IRUs
                                                      3.  Intercompany notes and receivables
                                                      4.  Receivables
                                                      5.  Bank accounts
                                                      6.  FA-1 cable

FLAG Telecom Asia Limited             Hong Kong       None

                                   Jurisdiction of
             Grantor                Incorporation                               Collateral
--------------------------------------------------------------------------------------------------------------------
FLAG Telecom France Services           France         None
Eurl

FLAG Telecom Deutschland GmbH          Germany        None

FLAG Telecom Nederland BV          The Netherlands    None

FLAG Telecom Hellas AE                 Greece         None

FLAG Telecom Austria GmbH              Austria        None

FLAG Asia Holdings Limited             Bermuda        1.  Common stock of FLAG Asia Limited

FLAG Telecom Taiwan Services           Taiwan         None
Limited

FLAG Holdings (Taiwan) Limited         Taiwan         None

FLAG Telecom Taiwan Limited            Taiwan         None

FLAG Atlantic UK Limited           United Kingdom     1.  Terrestrial equipment in located United Kingdom
                                                      2.  Backhaul contracts related to terrestrial equipment
                                                      located in United Kingdom

FLAG Atlantic France SARL              France         None

FLAG Limited                           Bermuda        1.  Common stock of FLAG Pacific USA Limited
                                                      2.  FEA cable
                                                      3.  Transpacific IRUs
                                                      4.  Intercompany notes and receivables
                                                      5.  Receivables
                                                      6.  Bank accounts

FLAG Pacific USA Limited              Delaware        None

                                   Jurisdiction of
             Grantor                Incorporation                               Collateral
--------------------------------------------------------------------------------------------------------------------
FLAG Telecom Group Services           Bermuda         1.  Common stock of FLAG Telecom Limited and FLAG Telecom USA
Limited                                               Ltd.
                                                      2.  Bank accounts

FLAG Telecom Limited               United Kingdom     1.  Cash deposits with landlords
                                                      2.  Offices in London and Heathrow
                                                      3.  Equipment in offices in London and Heathrow
                                                      4.  Bank accounts

FLAG Telecom USA Ltd.                 Delaware        None

FLAG Asia Limited                     Bermuda         1.  The portion of FLAG Asia Limited's interest in the FNAL cable that is not pledged pursuant to the Security Agreement dated as of October __, 2002 among FLAG Asia Limited, Seoul
                                                      Telenet Inc., FLAG Telecom Asia Limited and FLAG Telecom
                                                      Japan Limited, and Wilmington Trust Company as Collateral
                                                      Agent on behalf of and as collateral agent for itself and
                                                      Alcatel Submarine Networks, S.A
                                                      2.  Terrestrial equipment for FNAL, including Taiwan and Korea
                                                      3.  Backhaul contracts related to terrestrial equipment for
                                                      FNAL, including in Taiwan and Korea
                                                      4.  Intercompany notes and receivables
                                                      5.  Receivables
                                                      6.  Bank accounts
                                                      7.  Common stock of Seoul Telenet Inc.

                                                                        ANNEX II

                            ACCOUNT CONTROL AGREEMENT

     AGREEMENT dated as of _________, 2002, among _____________ (the "COMPANY"), and Bank of New York, as collateral trustee (the "COLLATERAL TRUSTEE"), and [name of bank holding the account] (the "INTERMEDIARY").

     Intermediary represents and warrants to the Collateral Trustee that Intermediary maintains Account No. ________ in the name of the Company (the "ACCOUNT"). The parties hereto refer to the Account and hereby agree as follows:

     1. The Company and the Collateral Trustee notify Intermediary that by separate security agreement between the Company and the Collateral Trustee dated as of _______,__ 2002 (the "SECURITY AGREEMENT") the Company has granted the Collateral Trustee a security interest in the Account and any and all money, instruments and other property from time to time deposited therein or credited thereto, including all interest accruing thereon (collectively, "ITEMS"). Intermediary acknowledges that, as of the date hereof, it has not received notice of any restraint, security interest, lien or other adverse claim in or to the Account or any item therein.

     2. The respective rights and duties of the Collateral Trustee, the Company and the Intermediary regarding control of the Account shall be as follows:

          (a) The Intermediary shall comply with any instructions originated by the Collateral Trustee directing disposition of the items in the Account without further consent by the Company.

          (b) The Intermediary may rely on a written notice from the Collateral Trustee (an "ACCELERATION CERTIFICATION") that an Event of Default as defined in the Security Agreement has occurred and is continuing. The Acceleration Certification shall state an effective date (which shall be no earlier than the date it is delivered to the Intermediary) and may include a demand that the Intermediary thereafter recognize the exclusive control by the Collateral Trustee over the Account (including all items then held in the Account), plus any and all items or amounts subsequently deposited or transferred into the Account. The Collateral Trustee shall simultaneously provide a copy of the Acceleration Certification to the Company by notice in accordance with Section 6 hereof.

          (c) Upon receipt of the Acceleration Certification, the Intermediary shall follow all instructions of the Collateral Trustee regarding the Account, and shall not allow withdrawals from or transfers out of the Account by or at the direction of the Company, whether by check, draft, written or other instruction, or other device or instrument.

          (d) The Intermediary is authorized and shall be directed to accept the Acceleration Certification from Collateral Trustee without obligation to independently verify the correctness thereof.

          (e) Until such time as the Intermediary has received an Acceleration Certification from the Collateral Trustee, the Collateral Trustee hereby agrees and consents that the Company shall be entitled to withdraw or receive items from the Account as it may elect, and that the Intermediary shall have no liability to Collateral Trustee for having released such items to, or upon the direction of, the Company prior to the receipt by the Intermediary of an Acceleration Certification in accordance with this Section 2.

          (f) Except as expressly provided in this Agreement, the Intermediary shall have no responsibility or liability to any party for determining or verifying the occurrence of any event or circumstance or the satisfaction of any condition giving rise to any order or other direction of or by the Collateral Trustee. The parties hereto acknowledge that, notwithstanding any other provision of this Agreement, the Intermediary shall have no responsibility or liability for monitoring or determining compliance by any party with the provisions of the Security Agreement or any other agreement between the Company and the Collateral Trustee and to which the Intermediary is not a party.

          (g) Intermediary shall send copies of all statements and confirmations for the Account to the Collateral Trustee and the Company. Intermediary will use reasonable efforts promptly to notify the Collateral Trustee and the Company if any other person claims that it has a property interest in property in the Account and that it is a violation of that person's rights for anyone else to hold, transfer or deal with the property.

     3. Intermediary (a) waives, releases and agrees not to assert, exercise or claim any lien, encumbrance, right (including setoff rights) or other claim against the Account or any cash balance, funds or other item therein, and (b) shall neither advance margin or other credit against the Account, nor hypothecate any items carried in the Account, without the prior written consent of the Collateral Trustee. Intermediary shall not agree with any other person or entity that it will comply with any withdrawal, delivery, transfer, payment and redemption instructions, or any other entitlement or other orders, from such person or entity concerning the Account or any items therein without the prior written consent of the Collateral Trustee and any such agreement entered into without such consent shall be null and void.

     4. Anything to the contrary in this Agreement notwithstanding, (i) Intermediary shall have only the duties and responsibilities expressly set forth in writing herein, (ii) Intermediary shall be fully protected in acting or refraining from acting in good faith on any written notice, instruction or request purportedly furnished to it by the Collateral Trustee in accordance with the terms hereof, in which case the parties hereto agree that Intermediary has no duty to make any further inquiry whatsoever, (iii) Intermediary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except for its own willful misconduct or gross negligence (and, to the maximum extent permitted by law, shall under no circumstances be liable for indirect, special, punitive or consequential damages) and (iv) the Company hereby indemnifies Intermediary for, and holds Intermediary harmless against, any loss, cost, liability or expense (including reasonable inside or outside counsel fees and disbursements) incurred or suffered by Intermediary arising out of or in connection with this Agreement or the Account, except as may result from its willful misconduct or gross negligence.

     5. Intermediary may terminate this Agreement upon the sending of at least thirty (30) days' advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto.

     6. All notices shall be in writing and sent (including via facsimile transmission) to the parties hereto at their respective addresses or fax number (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time):

          the Collateral Trustee:

               [To be added]
               Attention:
               Facsimile No.:

          Company:

               [Company]
               ___________________________
               ___________________________
               Attention:  _______________
               Facsimile No.:  ___________

          With a copy to:

               Gibson, Dunn & Crutcher LLP
               Attention:  Conor Reilly
               200 Park Avenue
               New York, New York  10166-0193
               Facsimile No.:  (212) 351-4035

          Intermediary:

               [To be added]
               Attention:
               Facsimile No.:

     7. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and shall become effective when counterparts hereof have been signed by the parties hereto. This Agreement and the Account and all agreements relating thereto shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to conflict of laws provisions that would require the application of any other law and New York shall be the Intermediary's jurisdiction for purposes of Section 9-304(b) of the Uniform Commercial Code. It is expressly agreed that this Agreement supersedes the provisions of any other agreement relating to the Account or any item therein to the extent inconsistent herewith.

     8. With respect to any actions, claims, or proceedings ("PROCEEDINGS") relating to this Agreement, each party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and
(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings that such court does not have jurisdiction over such party. Nothing in this Agreement precludes a party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction. Each party hereby irrevocably waives any and all right to trial by jury in any Proceedings.

     9. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

     10. Intermediary and the Collateral Trustee agree that the individuals whose names and specimen signatures are from time to time furnished to Intermediary by the Collateral Trustee are authorized to give notices or orders under the terms of this Agreement ("AUTHORIZED PERSONS"), until such authority is revoked in writing by the Collateral Trustee. The names and specimen signatures of Authorized Persons on the date hereof are set forth on Exhibit A hereto.

     11. A successor to or assignee of the Collateral Trustee's rights and obligations under the Security Agreement between the Collateral Trustee and the Company will succeed to the Collateral Trustee's rights and obligations under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      [COMPANY]

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:


                                      THE BANK OF NEW YORK


                                      By:
                                         ------------------------------
                                         Name:
                                         Title:


                                      BANK

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT A

                               AUTHORIZED PERSONS

               Name                                       Signature

     ------------------------                       ------------------------

     ------------------------                       ------------------------

                                                                    SCHEDULE 3.2

                   FILING OFFICES FOR UCC FINANCING STATEMENTS

     DISTRICT OF COLUMBIA for: FLAG Telecom Group Limited, FLAG Telecom Development Limited, FLAG Telecom Network Services Limited, FLAG Telecom Ireland Limited, FLAG Telecom Ireland Network Limited, FLAG Telecom Global Network Limited, FLAG Asia Holdings Limited, FLAG Atlantic UK Limited, FLAG Limited, FLAG Telecom Group Services Limited, FLAG Telecom Limited, FLAG Asia Limited

     DELAWARE for: FLAG Telecom Network USA Limited

                                      3.2-1

                                                                    SCHEDULE 3.3

                               SECURITY COLLATERAL

                                     PART I

Common stock of FLAG Telecom Singapore Pte. Limited                                    100%

Common stock of FLAG Telecom Development Limited                                       100%

Common stock of FLAG Limited                                                           100%

Common stock of FLAG Telecom Group Services Limited                                    100%

Common stock of FLAG Telecom Global Network Limited                                    100%

Common stock of FLAG Asia Holdings Limited                                             100%

Common stock of FLAG Telecom Development Services Company LLC (Egypt)                  100%

Common stock of FLAGWEB Limited                                                        100%

Common stock of FLAG Telecom Network Services Limited                                  100%

Common stock of FLAG Telecom Japan Limited                                             100%

Common stock of FLAG Telecom Espana SA                                                 100%

Common stock of FLAG Telecom Servizi Italia SpA                                        100%

Common stock of FLAG Telecom Ireland Network Limited                                   100%

Common stock of FLAG Telecom Network USA Limited                                       100%

Common stock of FLAG Telecom Deutschland Network GmbH                                  100%

Common stock of FLAG Telecom Nederland Network BV                                      100%

Common stock of FLAG Telecom Belgium Network SA                                        100%

Common stock of FLAG Telecom Switzerland Network AG                                  99.98%

Common stock of FLAG Telecom Norway Network AS                                         100%

Common stock of FLAG Telecom France Network SAS                                        100%

Common stock of FLAG Telecom Espana Network SAS                                        100%

                                      3.3-1

Common stock of FLAG Atlantic UK Limited                                               100%

Common stock of FLAG Atlantic France SARL                                              100%

Common stock of FLAG Asia Limited                                                      100%

Common stock of FLAG Telecom Taiwan Limited                                             80%

Common stock of FLAG Pacific USA Limited                                               100%

Common stock of FLAG Telecom Limited                                                   100%

Common stock of FLAG Telecom USA Ltd.                                                  100%

Common stock of FLAG Telecom Asia Limited                                              100%

Common stock of FLAG Telecom Deutschland GmbH                                          100%

Common stock of FLAG Telecom Nederland BV                                              100%

Common stock of FLAG Telecom Hellas AE                                                 100%

Common stock of FLAG Telecom Austria GmbH                                              100%

Common stock of Seoul Telenet Inc.                                                      49%

Common stock of FLAG Holdings (Taiwan) Limited                                          50%

Common stock of FLAG Pacific Holdings Limited                                          100%

Common stock of FLAG Pacific Limited                                                   100%

Common stock of FLAG Pacific Canada Limited                                            100%

Common stock of FLAG Pacific Japan Limited                                             100%

Common stock of FLAG Access India Private Limited                                      100%

Common stock of FLAG Telecom Ireland Limited                                           100%

Common stock of FLAG Telecom Ireland Services Limited                                  100%

Common stock of FLAG Telecom Servicios Sa De CV                                        100%

Common stock of FLAG Telecom Argentina SA                                              100%

Common stock of FLAG Telecom Brasil Holdings Ltda                                      100%

Common stock of FLAG Telecom Brasil Ltda                                               100%

                                      3.3-2

Common stock of FLAG Telecom Austria Network GmbH                                      100%

Common stock of FLAG Telecom France Services Eurl                                      100%

Common stock of FLAG Telecom Korea Limited                                             100%

Common stock of FLAG Telecom Taiwan Services Limited                                   100%

                                     PART II

Pledged Notes

     None.

                                      3.3-3

                                                                    SCHEDULE 3.4

                         JURISDICTIONS OF INCORPORATION
                                       AND
                      LOCATIONS OF CHIEF EXECUTIVE OFFICES

                                                              Jurisdiction of       Location of Chief
Grantor                                                        Incorporation         Executive Office
-------                                                       ---------------       -----------------
FLAG Pacific Holdings Limited                                    Bermuda                Hamilton

FLAG Pacific Limited                                             Bermuda                Hamilton

FLAG Pacific Canada Limited                                    New Brunswick             London

FLAG Pacific Japan Limited                                        Japan                   Tokyo

FLAG Telecom Singapore Pte. Limited                             Singapore               Singapore

FLAG Telecom Development Limited                                 Bermuda                Hamilton

FLAG Telecom Development Services Company LLC                     Egypt                   Cairo

FLAG Access India Private Ltd.                                    India                  London

FLAGWEB Limited                                                  Bermuda                Hamilton

FLAG Telecom Network Services Limited                            Ireland                 Dublin

FLAG Telecom Ireland Limited                                     Ireland                 Dublin

FLAG Telecom Japan Limited                                        Japan                   Tokyo

FLAG Telecom Espana SA                                            Spain                  Madrid

FLAG Telecom Servizi Italia SpA                                   Italy                   Rome

FLAG Telecom Ireland Services Limited                            Ireland                 Dublin

FLAG Telecom Servicios S.A. de C.V.                              Mexico                  London

FLAG Telecom Argentina SA                                       Argentina                London

FLAG Telecom Brasil Holdings Ltda                                Brazil                  London

FLAG Telecom Brasil Ltda                                         Brazil                  London

                                      3.4-1

                                                              Jurisdiction of       Location of Chief
Grantor                                                        Incorporation         Executive Office
-------                                                       ---------------       -----------------
FLAG Telecom Ireland Network Limited                             Ireland                 Dublin

FLAG Telecom Network USA Limited                                Delaware                New York

FLAG Telecom Deutschland Network GmbH                            Germany                Frankfurt

FLAG Telecom Nederland Network BV                             The Netherlands            London

FLAG Telecom Belgium Network SA                                  Belgium                 London

FLAG Telecom Switzerland Network AG                            Switzerland               London

FLAG Telecom Austria Network GmbH                                Austria                 London

FLAG Telecom Norway Network AS                                   Norway                  London

FLAG Telecom France Network SAS                                  France                   Paris

FLAG Telecom Espana Network SAU                                   Spain                  Madrid

FLAG Telecom Global Network Limited                              Bermuda                Hamilton

FLAG Telecom Asia Limited                                        Bermuda                Hamilton

FLAG Telecom France Services Eurl                                France                   Paris

FLAG Telecom Deutschland GmbH                                    Germany                Frankfurt

FLAG Telecom Services Italia Srl                                  Italy                   Rome

FLAG Telecom Nederland BV                                     The Netherlands            London

FLAG Telecom Hellas AE                                           Greece                  London

FLAG Telecom Austria GmbH                                        Austria                 London

FLAG Asia Holdings Limited                                       Bermuda                Hamilton

FLAG Telecom Taiwan Services Limited                             Taiwan                  Taipei

FLAG Holdings (Taiwan) Limited                                   Taiwan                  Taipei

FLAG Telecom Taiwan Limited (in incorporation)                   Taiwan                  Taipei

FLAG Atlantic UK Limited                                      United Kingdom             London

                                      3.4-2

                                                              Jurisdiction of       Location of Chief
Grantor                                                        Incorporation         Executive Office
-------                                                       ---------------       -----------------
FLAG Atlantic France SARL                                        France                   Paris

FLAG Limited                                                     Bermuda                Hamilton

FLAG Pacific USA Limited                                        Delaware                New York

FLAG Telecom Group Services Limited                              Bermuda                Hamilton

FLAG Telecom Limited                                          United Kingdom             London

FLAG Telecom USA Ltd.                                           Delaware                New York

FLAG Asia Limited                                                Bermuda                Hamilton

                                      3.4-3

                                                                    SCHEDULE 3.5

                      LOCATIONS OF EQUIPMENT AND INVENTORY

Locations of Equipment:                  Locations of Inventory:
----------------------                  ----------------------
     United States                            United States

     China                                    China

     India                                    India

     Japan                                    Japan

     Korea                                    Korea

     Malaysia                                 Malaysia

     Taiwan                                   Taiwan

     Egypt                                    Egypt

     Iran                                     Iran

     Belgium                                  Belgium

     France                                   France

     Germany                                  Germany

     Italy                                    Italy

     The Netherlands                          The Netherlands

     Spain                                    Spain

     United Kingdom                           United Kingdom

     Thailand                                 Philippines

     Singapore                                United Arab Emirates

     United Arab Emirates                     Singapore

     Turkey                                   Thailand

     Ireland                                  Saudi Arabia

     Pakistan                                 Jordan

     Saudi Arabia

     Jordan

                                      3.5-1

                                                                   SCHEDULE 3.8a

                              INTELLECTUAL PROPERTY

                                     PATENTS

                                      None

                                   TRADEMARKS

                                      None

                                   COPYRIGHTS

                                      None

                                     3.8a-1

                                                                    SCHEDULE 3.9

                                DEPOSIT ACCOUNTS

Account Name                                     Bank Name                                    Bank Domiciled
------------                                     ---------                                    --------------
FLAG Access India Private Limited                Bank of America                              New Delhi, India

FLAG Asia Holdings Limited                       Bermuda Commercial Bank Ltd                  Hamilton, Bermuda

FLAG Asia Limited                                Bermuda Commercial Bank Ltd                  Hamilton, Bermuda

FLAG Asia Limited                                Barclays Bank plc                            New York

FLAG Asia Limited                                Korea Exchange Bank, Securities              Seoul, Korea
                                                 Service Division

FLAG Asia Ltd                                    Citibank, N.A.                               New York

FLAG Atlantic France SARL                        Barclays Bank plc                            Paris

FLAG Atlantic UK Ltd                             Barclays Bank plc                            London

FLAG Atlantic UK Ltd                             Citibank, N.A.                               New York

FLAG Holdings Taiwan Limited                     Taiwan Business Bank                         Taipei, Taiwan

FLAG Ltd                                         Barclays Bank plc                            London

FLAG Ltd                                         Bermuda Commercial Bank Ltd                  Hamilton, Bermuda

FLAG Ltd                                         HSBC                                         Bangkok, Thailand

FLAG Ltd                                         Lloyds Bank plc                              Dubai

FLAG Ltd                                         Standard Chartered Bank                      Dubai

FLAG Ltd - Spain branch Sucursal en              Barclays Bank SA                             Madrid, Spain
Espagna

                                      3.9-1

Account Name                                     Bank Name                                    Bank Domiciled
------------                                     ---------                                    --------------
FLAG Pacific Holdings Limited                    Bermuda Commercial Bank Ltd                  Hamilton, Bermuda

FLAG Pacific Holdings Limited                    Bank of Bermuda                              Hamilton, Bermuda

FLAG Pacific Limited                             Bermuda Commercial Bank Ltd                  Hamilton, Bermuda

FLAG Telecom Asia Ltd                            Citibank, N.A.                               New York

FLAG Telecom Asia Ltd - Beijing Rep Office       Bank of China                                Beijing, China

FLAG Telecom Asia Ltd - Liaison Office           Bank of America                              New Delhi, India

FLAG Telecom Asia Ltd.                           Bank of America                              Central, Hong Kong

FLAG Telecom Austria GmbH                        Raiffeisen Zentralbank Osterreich AG         Austria

FLAG Telecom Austria Network GmbH                Raiffeisen Zentralbank Osterreich AG         Austria

FLAG Telecom Belgium Network SA                  Banque Brussels Lambert                      Brussels, Belgium

FLAG Telecom Deutschland GmbH                    Barclays Bank plc                            Frankfurt

FLAG Telecom Deutschland Network GmbH            Barclays Bank plc                            Frankfurt

FLAG Telecom Development Services                Cairo Barclays Bank                          Cairo, Egypt
Company LLC

FLAG Telecom Espana Networks SA                  Barclays Bank SA                             Madrid, Spain

FLAG Telecom Espana SA                           Barclays Bank SA                             Madrid, Spain

FLAG Telecom France Network SAS                  Barclays Bank plc                            Paris

                                      3.9-2

Account Name                                     Bank Name                                    Bank Domiciled
------------                                     ---------                                    --------------
FLAG Telecom France Services Eurl                Barclays Bank plc                            Paris

FLAG Telecom Global Network Limited              Bermuda Commercial Bank Ltd                  Hamilton, Bermuda

FLAG Telecom Group Services Ltd                  Barclays Bank plc                            London

FLAG Telecom Group Services Ltd                  Bermuda Commercial Bank Ltd                  Hamilton, Bermuda

FLAG Telecom Group Services Ltd                  Citibank, N.A.                               New York

FLAG Telecom Hellas S.A.                         Piraeus Bank                                 Athens, Greece

FLAG Telecom Ireland Ltd                         Barclays Bank plc                            Dublin, Ireland

FLAG Telecom Ireland Ltd                         Barclays Bank SA                             Madrid, Spain

FLAG Telecom Ireland Network Ltd                 Barclays Bank plc                            Dublin, Ireland

FLAG Telecom Japan Ltd                           Mitsui-Sumitomo Bank                         Tokyo, Japan

FLAG Telecom Japan Ltd                           Citibank, N.A.                               New York

FLAG Telecom Ltd.                                Barclays Bank plc                            London

FLAG Telecom Ltd.                                Citibank, N.A.                               New York

FLAG Telecom Ltd.                                HSBC                                         London

FLAG Telecom Nederland B.V.                      Fortis Bank (Nederland) N.V.                 Rotterdam, Netherlands

FLAG Telecom Nederland Network B.V.              Fortis Bank (Nederland) N.V.                 Rotterdam, Netherlands

FLAG Telecom Network Services Ltd                Barclays Bank plc                            Dublin, Ireland

FLAG Telecom Network USA Ltd (Delaware)          Citibank, N.A.                               New York

                                      3.9-3

Account Name                                     Bank Name                                    Bank Domiciled
------------                                     ---------                                    --------------
FLAG Telecom Norway Network AS                   Den Norske Bank                              Norway

FLAG Telecom Servizi Italy S.p.a.                Banca Commerciale Italiana                   Italy

FLAG Telecom Singapore Pte Ltd                   Citibank, N.A.                               Singapore

FLAG Telecom Singapore Pte Ltd                   Barclays Bank plc                            Singapore

FLAG Telecom Switzerland Network AG              Credit Suisse                                Zurich, Switzerland

FLAG Telecom Taiwan Limited                      Taiwan Business Bank                         Taipei, Taiwan

FLAG Telecom Taiwan Services Limited             Taiwan Business Bank                         Taipei, Taiwan

FLAG Telecom USA Ltd                             Bank of America                              Charlotte, NC

FLAG Telecom USA Ltd                             Barclays Bank plc                            New York

FLAG Telecom USA Ltd (FTGSL)                     Barclays Bank plc                            New York

Studio di Consulenza Legale e                    Banca Popolare Commercio e                   Milan, Italy
Tributaria                                       Industria

                                      3.9-4

                                                                   SCHEDULE 3.10

                           FORECLOSURE VALUE OF ASSETS

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
1.   FLAG Telecom Group    Stock in subsidiaries (FLAG Acquisition     Subsidiaries                 see each subsidiary
     Limited (Bermuda)     No. 1 Corporation, FLAG Pacific Holdings    incorporated in
                           Limited, FLAG Telecom Singapore Pte.        Delaware, Singapore and
                           Limited, FLAG Telecom Development           Bermuda
                           Limited, FLAG Limited, FLAG Telecom Group
                           Services Limited, FLAG Telecom Global
                           Network Limited and FLAG Asia Holdings
                           Limited)

                           Bank accounts                               New York, UK, Bermuda,      estimated balance at
                                                                       Italy                         Effective Date of
                                                                                                        $72,000,000

                           Intercompany receivables                                                         $0

                           Common law intellectual property rights     various                              $0
                           in trade names, marks, logos and related
                           property

                           Claim in Teleglobe bankruptcy               Delaware cases pending     impossible to ascertain
                                                                                                  (probably close to $0)

2.   FLAG Acquisition      No assets                                   n/a                                  n/a
     No. 1 Corporation
     (Delaware)

3.   FLAG Pacific          Stock in subsidiary (FLAG Pacific Limited)  Subsidiary incorporated        see subsidiary
     Holdings Limited                                                  in Bermuda
     (Bermuda)

                           Bank account                                Bermuda                              $0

4.   FLAG Pacific          Stock in subsidiaries (FLAG Pacific         Subsidiaries                  see subsidiaries
     Limited (Bermuda)     Canada Limited and FLAG Pacific Japan       incorporated in Canada
                           Limited)                                    and Japan

                           Bank account                                Bermuda                              $0

5.   FLAG Pacific Canada   Virtually no assets                         n/a                                  $0
     Limited (New
     Brunswick)

6.   FLAG Pacific Japan    Virtually no assets                         n/a                                  $0
     Limited (Japan)

                                     3.10-1

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
7.   FLAG Telecom          PoP and related equipment                   Singapore                          $50,000
     Singapore Pte.
     Limited (Singapore)   Contractual backhaul rights                 Singapore                          $50,000

                           FF&E / leasehold improvements for office    Singapore                     de minimis amount

                           License                                     Singapore                            $0

                           Bank account                                Singapore                     de minimis amount

                           Service agreement for lease of office       Singapore                            $0

8.   FLAG Telecom          Stock in subsidiaries (FLAG Telecom         Subsidiaries                  see subsidiaries
     Development Limited   Development Services Company LLC, FLAG      incorporated in Egypt,
     (Bermuda)             Access India Private Ltd., FLAGWEB          India, Bermuda and
                           Limited and FLAG Telecom Network Services   Ireland
                           Limited)

9.   FLAG Telecom          Bank account                                Egypt                         de minimis amount
     Development
     Services Company
     LLC (Egypt)           FF&E / leasehold improvements for office    Egypt                         de minimis amount

10.  FLAG Access India     Bank account                                India                                $0
     Private Ltd (India)

11.  FLAGWEB Limited       Common law intellectual property rights     various                              $0
     (Bermuda)             in trade names, marks, logos and related
                           property

12.  FLAG Telecom          Stock in subsidiary (FLAG Telecom Ireland   Subsidiary incorporated        see subsidiary
     Network Services      Limited)                                    in Ireland
     Limited (Ireland)
                           Bank account                                Ireland                       de minimis amount

13.  FLAG Telecom          Stock in subsidiaries (FLAG Telecom         Subsidiaries                  see subsidiaries
     Ireland Limited       Ireland Network Limited, FLAG Telecom       incorporated in Japan,
     (Ireland)             Japan Limited, FLAG Telecom Espana SA,      Spain, Italy, Ireland,
                           FLAG Telecom Servizi Italia SpA, FLAG       Mexico, Argentina,
                           Telecom Ireland Services Limited, FLAG      Brazil
                           Telecom Servicios SA de CV, FLAG Telecom
                           Argentina SA and FLAG Telecom Brasil
                           Holdings Ltda.)

                           Leases for offices                          Turkey, Ireland, Italy,              $0
                                                                       Spain

                           FF&E / leasehold improvements for offices   Turkey, Ireland, Italy,       de minimis amount
                                                                       Spain

                                     3.10-2

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
                           Licenses                                    Ireland, Italy, Japan                $0

                           Intercompany receivables                                                         $0

                           Accounts receivable                         Ireland                           $400,000

                           Customer contracts                          various                    de minimis value (value
                                                                                                    is in receivables)

                           Bank accounts                               Ireland, Spain                de minimis amount

14.  FLAG Telecom Japan    PoPs office and related equipment and       Japan                             $300,000
     Limited (Japan)       real estate interests

                           FF&E / leasehold improvements for offices   Japan                         de minimis amount

                           License                                     Japan                                $0

                           Bank account                                Japan, NY                     de minimis amount

15.  FLAG Telecom Espana   Bank account                                Spain                         de minimis amount
     SA (Spain)

16.  FLAG Telecom          Bank account                                Italy                         de minimis amount
     Servizi Italia SpA
     (Italy)
                           Terrestrial equipment                       Italy                              $50,000

                           Contractual backhaul rights                 Italy                              $50,000

                           License                                     Italy                                $0

17.  FLAG Telecom          Virtually no assets                         n/a                                  n/a
     Ireland Services
     Limited (Ireland)

18.  FLAG Telecom          License                                     Mexico                               $0
     Servicios S.A. de
     C.V. (Mexico)

19.  FLAG Telecom          License                                     Argentina                            $0
     Argentina SA
     (Argentina)

20.  FLAG Telecom Brasil   Stock of subsidiary (FLAG Telecom Brasil    subsidiary incorporated        see subsidiary
     Holdings Ltda         Ltda)                                       in Brazil
     (Brazil)

21.  FLAG Telecom Brasil   Virtually no assets                         n/a                                  $0
     Ltda (Brazil)

                                     3.10-3

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
22.  FLAG Telecom          Stock in subsidiaries (FLAG Telecom         Subsidiaries                  see subsidiaries
     Ireland Network       Network USA Limited, FLAG Telecom           incorporated in
     Limited (Ireland)     Deutschland Network GmbH, FLAG Telecom      Delaware, Germany,
                           Nederland Network BV, FLAG Telecom
                           Netherlands, Belgium, Belgium Network SA,
                           FLAG Telecom Switzerland, Austria,
                           Switzerland Network AG, FLAG Telecom
                           Norway, France and Spain Austria Network
                           GmbH, FLAG Telecom Norway Network AS, FLAG
                           Telecom France Network SAS and FLAG
                           Telecom Espana Network SAU)

                           PoPs and terrestrial equipment              various countries                 $500,000

                           Contractual backhaul rights                 various countries                 $400,000

                           Licenses

                           Bank accounts                               Ireland                       de minimis amount

23.  FLAG Telecom          PoPs and related terrestrial equipment      New York, Miami, Los              $100,000
     Network USA Limited   (FEA and FA-1 related)                      Angeles, San Francisco
     (Delaware)

                           Bank account                                NY                            de minimis amount

                           Contractual backhaul rights                 U.S.                              $100,000

                           Licenses                                    Germany, The                         $0
                                                                       Netherlands, Belgium,
                                                                       Switzerland, Norway,
                                                                       France, Spain

24.  FLAG Telecom          PoP and related terrestrial equipment and   Germany                            $50,000
     Deutschland Network   backhaul rights
     GmbH (Germany)
                           License                                     Germany                              $0

25.  FLAG Telecom          License                                     Netherlands                          $0
     Nederland Network
     BV (Netherlands)
                           Terrestrial equipment and backhaul rights   Netherlands                   de minimis value

                           Bank account                                Netherlands                   de minimis value

                           License                                     The Netherlands                      $0

26.  FLAG Telecom          Bank account                                Belgium                       de minimis value
     Belgium Network SA
     (Belgium)
                           License                                     Belgium                              $0

                                     3.10-4

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
27.  FLAG Telecom          License                                     Switzerland                          $0
     Switzerland Network
     AG (Switzerland)
                           Bank account                                Switzerland                   de minimis value

28.  FLAG Telecom          License application (on hold)               Austria                              $0
     Austria Network
     GmbH (Austria)
                           Bank account                                Austria                       de minimis value

29.  FLAG Telecom Norway   License                                     Norway                               $0
     Network AS (Norway)
                           Bank account                                Norway                        de minimis value

30.  FLAG Telecom France   License                                     France                               $0
     Network SAS (France)
                           Terristrial equipment and backhaul rights   France                             $50,000

                           Bank account                                France                        de minimis value

31.  FLAG Telecom Espana   PoP and related terrestrial equipment and   Spain                             $100,000
     Network SAU (Spain)   backhaul rights

                           Bank account                                Spain                         de minimis amount

                           License                                     Spain                                $0

32.  FLAG Limited          Stock in subsidiary (FLAG Pacific USA       Subsidiary incorporated        see subsidiary
     (Bermuda)             Limited)                                    in Delaware

                           Service contracts and leases for FEA        China, India,              $0 (mostly expense items)
                           cable landing sites, offices NOC, depots    Thailand, Egypt, UAE
                                                                       (Fujairah, Dubai, Jebel
                                                                       Ali, Abu Dhabi), Italy,
                                                                       Jordan, Saudi Arabia,
                                                                       Spain, Egypt

                           FF&E / leasehold improvements for office    Dubai, Fujairah               de minimis value
                           / NOC

                           Common law intellectual property rights     various                              $0
                           in trade names, marks, logos and related
                           property

                           FEA undersea cable                          termination points in            $40,500,000
                                                                       UK, Hong Kong

                           Transpacific IRU                                                              $600,000

                                     3.10-5

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
                           Switching equipment and other terrestrial   UK, China, India,              de minimis value
                           equipment related to landing stations and   Malaysia, Thailand,
                           NOC for FEA; software rights related to     Egypt, UAE (Fujairah,
                           same                                        Dubai, Jebel Ali, Abu
                                                                       Dhabi), Italy, Jordan,
                                                                       Saudi Arabia, Spain,
                                                                       Egypt, Hong Kong

                           Certain customer contracts related to FEA                                  $0 (value is in
                           cable                                                                       receivables)

                           Accounts receivable                                                          $3,500,000

                           Common law intellectual property rights     various                              $0
                           in trade names, marks, logos and related
                           property

                           Intercompany receivables                                                         $0

                           Bank accounts                               Bermuda, Thailand, Dubai      de minimis value

33.  FLAG Pacific USA      License                                     USA                                  $0
     Limited (Delaware)

34.  FLAG Telecom Group    Stock in subsidiaries (FLAG Telecom         Subsidiaries                  see subsidiaries
     Services Limited      Limited, FLAG Telecom USA Ltd., FLAG        incorporated in UK,
     (Bermuda)             Telecom Asia Limited, FLAG Telecom France   Delaware, Hong Kong,
                           Services Eurl, FLAG Telecom Deutschland     France, Germany, Italy,
                           GmbH, FLAG Telecom Nederland BV, FLAG       Netherlands, Greece and
                           Telecom Hellas AE and FLAG Telecom          Austria
                           Austria GmbH)

                           Bank accounts                               Bermuda, NY, UK               de minimis value

35.  FLAG Telecom          Service contracts and leases for offices    UK                        $0 (mostly expense items)
     Limited (UK)          / NOC

                           Cash deposit on leasehold                   UK                               $5,000,000

                           FF&E / leasehold improvements for offices   UK                            de minimis value
                           / NOC

                           Equipment at Heathrow NOC                   UK                            de minimis value

                           Intercompany receivables                                                         $0

                           Bank accounts                               UK, NY                        de minimis value

                                     3.10-6

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
36.  FLAG Telecom USA      Service contracts and leases for offices    USA                       $0 (mostly expense items)
     Ltd (Delaware)
                           FF&E / leasehold improvements for offices   USA                           de minimis value

                           License                                     USA                                  $0

                           Bank accounts                               USA                           de minimis value

37.  FLAG Telecom Asia     Contracts and leases for PoPs, cable        Hong Kong, China, Taiwan  $0 (mostly expense items)
     Limited (Hong Kong)   landing sites, offices

                           FF&E / leasehold improvements for office    Hong Kong                     de minimis value

                           License                                     Hong Kong                            $0

                           Bank accounts                               China, India, Hong Kong       de minimis value

38.  FLAG Telecom France   Service contracts and lease for office      France                    $0 (mostly expense items)
     Services Eurl
     (France)
                           FF&E / leasehold improvements for office    France                        de minimis value

                           Bank account                                France                        de minimis value

39.  FLAG Telecom          Service agreement for office                Germany                   $0 (mostly expense items)
     Deutschland GmbH
     (Germany)
                           FF&E / leasehold improvements for office    Germany                       de minimis value

                           License                                     Germany                              $0

                           Bank account                                Germany                       de minimis value

40.  FLAG Telecom          Service agreement for office                Netherlands               $0 (mostly expense items)
     Nederland BV
     (Netherlands)
                           FF&E / leasehold improvements for office    Netherlands                   de minimis value

                           Bank account                                Netherlands                   de minimis value

41.  FLAG Telecom Hellas   License                                     Greece                               $0
     AE (Greece)
                           Bank account                                Greece                        de minimis value

42.  FLAG Telecom          Bank account                                Austria                       de minimis value

                                     3.10-7

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
     Austria GmbH
     (Austria)

43.  FLAG Telecom Global   Customer contracts                                                         $0 (value is in
     Network Limited                                                                                   receivables)
     (Bermuda)
                           stock of subsidiaries (FLAG Atlantic UK     subsidiaries are              see subsidiaries
                           Limited and FLAG Atlantic France SARL)      incorporated in UK and
                                                                       France

                           Accounts receivable                                                           $800,000

                           Intercompany receivables                                                         $0

                           Bank accounts                               Bermuda                       de minimis value

                           Transpacific IRU                                                              $600,000

                           FA-1 cable                                  termination points in            $1,100,000
                                                                       USA, UK and France

44.  FLAG Atlantic UK      Terrestrial assets related to UK PoP and    UK                                $150,000
     Limited (UK)          landing site

                           Contractual backhaul rights                 UK                                $150,000

                           Bank accounts                               UK, NY                        de minimis amount

                           License                                     UK                                   $0

45.  FLAG Atlantic         Terrestrial assets related to French PoPs   France                             $70,000
     France SARL (France)  and landing site

                           Contractual backhaul rights                 France                             $30,000

                           License                                     France                               $0

46.  FLAG Asia Holdings    stock in subsidiary (FLAG Asia Limited)     Subsidiary incorporated        see subsidiary
     Limited (Bermuda)                                                 in Bermuda

                           Bank accounts                               Bermuda, NY, Korea            de minimis value

47.  FLAG Asia Limited     stock in subsidiaries FLAG Telecom Korea    Subsidiaries                  see subsidiaries
     (Bermuda)             Limited, Seoul Telenet Inc (49% only),      incorporated in Korea
                           FLAG Telecom Taiwan Services Limited and    and Taiwan
                           FLAG Holdings (Taiwan) Limited (50% only))

                           Contracts and leases for PoPs and cable     Korea, Taiwan, Japan      $0 (mostly expense items)
                           landing sites

                                     3.10-8

                                                                               Location                  Estimated
FLAG Entity                              Type of Assets                       of Assets              Foreclosure Value
---------------------------------------------------------------------------------------------------------------------------
                           Common law intellectual property rights     various                              $0
                           in trade names, marks, logos and related
                           property

                           FNAL undersea cable                         termination points in            $10,000,000
                                                                       Hong Kong, Taiwan,
                                                                       Korea, Japan

                           PoP and related terrestrial equipment in    Korea                             $300,000
                           Korea


                           Contractual backhaul rights in Korea        Korea                             $700,000

                           Contractual backhaul rights in Japan        Japan                            $1,000,000

                           Contractual backhaul rights in Hong Kong    Hong Kong                         $600,000

                           Contractual backhaul rights in Taiwan       Taiwan                            $500,000

                           Certain customer contracts related to                                      $0 (value is in
                           FNAL cable                                                                  receivables)

                           Accounts receivable                                                           $600,000

                           Common law intellectual property rights     various                              $0
                           in trade names, marks, logos and related
                           property

                           Intercompany receivables                                                         $0

                           Bank accounts                               Bermuda, New York, Korea      de minimis amount

48.  Seoul Telenet Inc.    License                                     Korea                                $0
     (Korea)

49.  FLAG Telecom Taiwan   Service agreement for office                Taiwan                               $0
     Services Limited
     (Taiwan)

50.  FLAG Holdings         stock in subsidiary (FLAG Telecom Taiwan    Subsidiary incorporated
     (Taiwan) Limited      Limited)                                    in Taiwan
     (Taiwan)
                           Bank account                                Taiwan                        de minimis amount

51.  FLAG Telecom Taiwan   License                                     Taiwan                               $0
     Limited (Taiwan)
                           Bank account                                Taiwan                        de minimis amount

52.  FLAG Telecom Korea    Lease                                       Korea                                $0
     Limited (Korea)

                                     3.10-9

                                     3.10-10